[LOGO]

                     MISSION ACCOMPLISHMENT PLAN SUMMARY

1.   GENERAL

     The primary purpose of the Mission Accomplishment Plan ("MAP") is to provide agents and a select group of key employees of United Services Planning Association, Inc. and its participating affiliates (collectively referred to as the "Company") an opportunity to participate in the success of the Company through a special, stock-based reward plan. The Company believes that the opportunity to participate in its success encourages its agents and key employees to produce at a higher level, to be concerned with efficiency, and to take a longer-term view of client representation and employment.

     Under the MAP, the Company will award Stock Appreciation Rights ("SARs") and special Dividend Equivalent Rights ("DERs"). A SAR is the right to participate in the undistributed earnings of the Company. A DER is the right to participate when the Board of Directors of the Company ("Board") declares a dividend equivalent based upon the earnings of the Company. The number of SAR/DER units that are awarded will vary from time-to-time as determined by the Company in its sole discretion.

     This document is only intended to summarize the MAP. Please refer to the Mission Accomplishment Plan and your award certificate for a complete explanation of the Plan.

2.   ADMINISTRATION OF THE PLAN

     a. The Board will designate an officer of the Company to administer the MAP.

     b. Annual awards and distributions under the MAP will coincide with the Company's fiscal year ending September 30th (the "Plan Year").

     c. An annual report, including computation of the participant's MAP units and current values, will be provided to the participant--typically on or about December 15th.

     d. Notwithstanding any other provisions of this document, MAP units are subject to all other provisions of the applicable Registered Representative (RR)/Agent Agreement that may limit award payments under the MAP, including the right of the Company to hold and/or offset payments under the MAP as described in the paragraphs titled "Termination; Return of Property" and "Remedies." Offset policies will be established from time-to-time by the Plan Administrator. MAP awards held or otherwise offset under this policy will not later be transferred or otherwise become payable to such participating individual or any other MAP participant, but will continue to be property of the Company.

     e. There will be no separate account, fund, trust, insurance policy, or other source of funding related to the grant of SARs or DERs under the MAP. Payment of SAR awards will be made in cash from the general assets of the Company. The Company may maintain and transfer such property to satisfy obligations arising under a DER.

     f. The Board, in its sole and absolute discretion, has the power to interpret and administer the MAP, including, but not limited to, setting MAP policy, determining award amounts, and determining valuation methods.

3.   ELIGIBILITY AND ENTRY INTO THE PLAN

     Participation will be limited to agents, a select group of management employees, and certain other key employees of the Company as determined from time-to-time by the Board in its sole discretion. Eligible individuals must be licensed Registered Representatives/Agents of the Company. Eligible individuals will be notified by the Plan Administrator.

4.   ANNUAL GRANT

     The grant of a MAP award will be based on a policy adopted from time to time by the Board. Although this policy may change at any time and for any reason, initial awards will be based on the following:

     a.   There are two types of MAP awards: (1) a Stock Appreciation Right
          (SAR) which increases in value as the per-unit SAR value of the Company increases, and (2) a Dividend Equivalent Right (DER) that participates in an annual cash dividend equivalent declared by the Board. Participants will receive a DER with each SAR award.

     b. The Company will determine annually the number of SARs to grant based on its needs for capital, Future Incentive Commissions, Deferred Career Commission Plan, Profit Sharing Plan, and other factors. Units granted under the MAP for any plan year will be credited to the individual participant.

     c. SAR and DER awards will be evidenced by an award agreement delivered with one or more MAP certificates.

     d. SARs and DERs may not be transferred, pledged, assigned, or otherwise encumbered in any manner (except as specified in the MAP).

     e. SARs and DERs are subject to immediate forfeiture if (1) the participant violates the Company's policy regarding non-competition, (2) the Company is entitled to a hold-back or offset under the terms of an RR/Agent Agreement or Company policy, or (3) services with the Company are terminated for cause, as defined in the MAP.

--------------------------------------------------------------------------------
                                       1

5.   VALUATION OF UNITS

     The value of each SAR will be established at least annually. The initial Board policy will be to value each SAR based on the Company's earnings as reported by the Company using generally accepted accounting principles. This per-unit value will be reduced by the dividend equivalent declared by the Company for payment based on the current year's earnings, if any. For this purpose, the per-SAR Unit Value will not include the effect of reporting the Company's investments at market value as stipulated in Financial Accounting Standard (FAS) 115.

6.   EXERCISE OF DERs

     From time-to-time the Board may declare a cash dividend equivalent to be paid following the end of the plan year.

7.   EXERCISE OF SARs

     Following termination/separation or at the end of the exercise period, SAR holders are entitled to exercise their right (or option) to receive a cash payment equal to the difference between the per-SAR Unit Value determined by the Company as of the last day of the calendar quarter during which the participant provides the Plan Administrator a written request on an approved form, less the per-SAR Unit Value as of the date of grant.

     A SAR must be exercised during the time period specified on the MAP Certificate. The Plan Administrator will complete the transaction within 60 to 90 days following the end of the calendar quarter of receipt of the written request.

8.   SAR UNIT VALUE AT EXERCISE

     The SAR Unit Value at exercise is established by the Company.

9.   OTHER EXERCISES OF SARs AND DERs

     a. Participants who terminate service with the Company, or who otherwise cease to be a licensed RR/Agent of the Company, must exercise their SARs and DERs within 30 days following such separation or loss of license. Failure to exercise constitutes a lapse in all rights under the MAP as determined by the Board in its sole discretion.

     b. If services are terminated for cause, as defined in the MAP, the participant will forfeit all SARs and DERs awarded under the MAP. A termination "for cause" generally results from being convicted of a felony, violating certain professional regulatory requirements or ethical standards, or certain gross violations of Company policy as determined by the Board in its sole discretion.

     c. The Company may unilaterally exercise SARs of any participant who holds unexercised SARs exceeding 5% of the total unexercised SARs outstanding.

     d. In the case of the death or disability of a participating individual, exercise will be based upon the valuation made at the end of the month in which such event occurs. SARs will be paid to the participating individual within 30 days of the month of disability or to the personal representative of the participant's estate in the event of death. Payments in such case will occur within 30 days after the later of the expiration of the month in which death occurred or the date on which the personal representative of the deceased's estate is appointed and qualified.

10. MISCELLANEOUS

     a. The MAP is not intended to confer any rights as a stockholder to any holder of SARs and DERs, including, but not limited to, the right to vote any share of common stock or the right to receive dividends on shares of Company stock.

     b. The Board reserves the right to amend or terminate the MAP, and to change any policy or practice described in this document, at any time and for any reason, in its sole discretion.

     c. Since awards under the MAP are compensatory in nature, they will be reported annually as taxable earnings. The Company will report earnings using IRS Form 1099 for agents and IRS Form W-2 for employees. Cash payments and related transfers under the MAP are subject to applicable employment taxes. Employees are generally subject to income and employment tax withholding as of the date of exercise.

     d.   The MAP does not affect any other commission or compensation plan.

     e. The MAP is not intended to confer any right of employment or affect the rights of the parties under any other agreement.



--------------------------------------------------------------------------------
                                       2

[LOGO]

                     MISSION ACCOMPLISHMENT PLAN AGREEMENT

         FOR A SELECT GROUP OF AGENTS OF INDEPENDENT RESEARCH AGENCY
                             FOR LIFE INSURANCE, INC.

THIS AGREEMENT, effective as of July 22, 1998 (the "Grant Date"), is between Independent Research Agency for Life Insurance, Inc., a Texas corporation ("IRA"), and the person named on page 2 (hereinafter referred to as the "Participant").

WITNESSETH:

WHEREAS, IRA has adopted the Mission Accomplishment Plan (MAP) for a Select Group of Agents of Independent Research Agency for Life Insurance, Inc. (the "MAP Plan"), which was adopted by IRA's Board of Directors ("Board") on June 27, 1998, and which provides for the grant of Stock Appreciation Rights ("SARs") and Dividend Equivalent Rights ("DERs"), collectively referred to as MAP Units;

WHEREAS, the Participant has been selected by the Board to participate in the MAP Plan, in accordance with the provisions thereof;

WHEREAS, Participant will receive an Award of SARs and DERs as of the Grant Date; and

WHEREAS, the parties hereto desire to evidence in writing the terms and conditions of the Award as set forth in this Agreement and under the MAP Plan which is incorporated by this reference.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements herein contained and as an inducement to Participant to continue in the performance of services to IRA, the parties hereto hereby agree as follows:

1. All capitalized terms not defined in this document are defined under the MAP Plan document.

2. IRA hereby grants to Participant, effective as of the Grant Date, Map Units specified on the MAP Certificate upon the terms and conditions set forth herein and subject to terms and conditions of the MAP Plan.

3.   Each MAP Unit represents one SAR unit and one DER unit.

4.   The per-SAR Unit Value, as of this Grant Date, is equal to $1.00.

5. As long as the Participant is the rightful holder of a DER unit, the Participant will be eligible to receive a Dividend Equivalent on each Dividend Payment Date subsequent to the Grant Date specified herein. The Participant's DERs are cancelled when their SARs are exercised.

6. Subject to the terms of the MAP Plan, the SAR Units granted by this Agreement are only exercisable upon the first of the following events to occur:

     a.   the ten (10) year anniversary from the Grant Date;

     b.   the Participant's separation from service; or

     c.   the Participant's death or disability.

7.   The MAP Units granted herein are fully vested as of the Grant Date.

8. Payment of SAR Value or a DER unit Dividend Equivalent will be a lump-sum cash payment unless other options are made available by the Board under the MAP Plan.

9. The Board may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which IRA is required by any law or regulation of any governmental authority, whether federal, state, or local, domestic or foreign, to withhold in connection with any Award including, but not limited to, the withholding of the payment of the SAR Value of all or any portion of such Awards until the Participant reimburses IRA for the amount IRA is required to withhold with respect to such taxes, canceling any portion of such Awards in an amount sufficient to reimburse itself for the amount it is required to so withhold, or taking any other action reasonably required to satisfy IRA's withholding obligation.

10. This Agreement does not give the Participant the right to continue in the service of IRA, nor does it affect the right of IRA to terminate such service relationship with or without cause. This Award does not affect any other commission or compensation plan of IRA.

11. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Texas.



--------------------------------------------------------------------------------
                                       1

12. Should any provision of the Plan be determined to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect the remaining provisions of the Plan, but shall be fully severable and the Plan shall be construed and enforced as if such provision had never been inserted herein.

13. SARs and DERs are subject to immediate forfeiture if (1) participant violates the Company's policy regarding non-competition, (2) the Company is entitled to a hold-back or offset under the terms of a Registered Representative/Agent Agreement or Company policy, or (3) participant's services with the Company are terminated for cause, as defined in the MAP Plan.

14. MAP Units granted pursuant to this MAP Agreement may not be transferred, pledged, assigned, or otherwise encumbered in any manner unless specified by the MAP Plan pursuant to an estate planning transaction approved by the MAP Plan Administrator.

15. The MAP is not intended to confer any rights of a stockholder to any holder of a MAP Unit including, but not limited to, the right to vote any share of common stock or the right to receive dividends on shares of IRA stock.

16. These MAP Units are not liable for, or subject to, in whole or in part, the debts, contracts, liabilities, or torts of the Participant, nor shall they be subject to garnishment, attachment, execution, levy, or other legal or equitable process.

17. Participant accepts these MAP Units subject to all provisions of the MAP Plan, which are incorporated herein by reference, including the provisions that authorize the Board to administer and interpret the MAP Plan and that provide that the Board's decisions, determinations, and interpretations with respect to the MAP Plan are final and conclusive on all persons affected thereby.

IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the day and year first above written.

INDEPENDENT RESEARCH AGENCY            PARTICIPANT
FOR LIFE INSURANCE, INC
                                       --------------------------------------
By:                                    Signature
   --------------------------------
       Lamar C. Smith                  --------------------------------------
       Chief Executive Officer         Printed Name              Agent Number










--------------------------------------------------------------------------------
                                       2

[LOGO]
                     MISSION ACCOMPLISHMENT PLAN AGREEMENT

              FOR A SELECT GROUP OF MANAGEMENT OF INDEPENDENT RESEARCH
                        AGENCY FOR LIFE INSURANCE, INC.

THIS AGREEMENT, effective as of July 22, 1998 (the "Grant Date"), is between Independent Research Agency for Life Insurance, Inc., a Texas corporation ("IRA"), and the person named on page 2 (hereinafter referred to as the "Participant").

WITNESSETH:

WHEREAS, IRA has adopted the Mission Accomplishment Plan (MAP) for a Select Group of Management of Independent Research Agency for Life Insurance, Inc. (the "MAP Plan"), which was adopted by IRA's Board of Directors ("Board") on June 27, 1998, and which provides for the grant of Stock Appreciation Rights ("SARs") and Dividend Equivalent Rights ("DERs"), collectively referred to as MAP Units;

WHEREAS, the Participant has been selected by the Board to participate in the MAP Plan, in accordance with the provisions thereof;

WHEREAS, Participant will receive an Award of SARs and DERs as of the Grant Date; and

WHEREAS, the parties hereto desire to evidence in writing the terms and conditions of the Award as set forth in this Agreement and under the MAP Plan which is incorporated by this reference.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements herein contained and as an inducement to Participant to continue in the performance of services to IRA, the parties hereto hereby agree as follows:

1. All capitalized terms not defined in this document are defined under the MAP Plan document.

2. IRA hereby grants to Participant, effective as of the Grant Date, Map Units specified on the MAP Certificate upon the terms and conditions set forth herein and subject to terms and conditions of the MAP Plan.

3.   Each MAP Unit represents one SAR unit and one DER unit.

4.   The per-SAR Unit Value, as of this Grant Date, is equal to $1.00.

5. As long as the Participant is the rightful holder of a DER unit, the Participant will be eligible to receive a Dividend Equivalent on each Dividend Payment Date subsequent to the Grant Date specified herein. The Participant's DERs are cancelled when their SARs are exercised.

6. Subject to the terms of the MAP Plan, the SAR Units granted by this Agreement are only exercisable upon the first of the following events to occur:

     a.   the ten (10) year anniversary from the Grant Date;

     b.   the Participant's separation from service; or

     c.   the Participant's death or disability.

7.   The MAP Units granted herein are fully vested as of the Grant Date.

8. Payment of SAR Value or a DER unit Dividend Equivalent will be a lump-sum cash payment unless other options are made available by the Board under the MAP Plan.

9. The Board may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which IRA is required by any law or regulation of any governmental authority, whether federal, state, or local, domestic or foreign, to withhold in connection with any Award including, but not limited to, the withholding of the payment of the SAR Value of all or any portion of such Awards until the Participant reimburses IRA for the amount IRA is required to withhold with respect to such taxes, canceling any portion of such Awards in an amount sufficient to reimburse itself for the amount it is required to so withhold, or taking any other action reasonably required to satisfy IRA's withholding obligation.

10. This Agreement does not give the Participant the right to continue in the service of IRA, nor does it affect the right of IRA to terminate such service relationship with or without cause. This Award does not affect any other commission or compensation plan of IRA.

11. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Texas.

--------------------------------------------------------------------------------
                                       1

[LOGO]
                      MISSION ACCOMPLISHMENT PLAN AGREEMENT
    FOR A SELECT GROUP OF KEY EMPLOYEES OF INDEPENDENT RESEARCH AGENCY FOR
                             LIFE INSURANCE, INC.

THIS AGREEMENT, effective as of July 22, 1998 (the "Grant Date"), is between Independent Research Agency for Life Insurance, Inc., a Texas corporation ("IRA"), and the person named on page 2 (hereinafter referred to as the "Participant").

WITNESSETH:

WHEREAS, IRA has adopted the Mission Accomplishment Plan (MAP) for a Select Group of Key Employees of Independent Research Agency for Life Insurance, Inc. (the "MAP Plan"), which was adopted by IRA's Board of Directors ("Board") on June 27, 1998, and which provides for the grant of Stock Appreciation Rights ("SARs") and Dividend Equivalent Rights ("DERs"), collectively referred to as MAP Units;

WHEREAS, the Participant has been selected by the Board to participate in the MAP Plan, in accordance with the provisions thereof;

WHEREAS, Participant will receive an Award of SARs and DERs as of the Grant Date; and

WHEREAS, the parties hereto desire to evidence in writing the terms and conditions of the Award as set forth in this Agreement and under the MAP Plan which is incorporated by this reference.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements herein contained and as an inducement to Participant to continue in the performance of services to IRA, the parties hereto hereby agree as follows:

1. All capitalized terms not defined in this document are defined under the MAP Plan document.

2. IRA hereby grants to Participant, effective as of the Grant Date, Map Units specified on the MAP Certificate upon the terms and conditions set forth herein and subject to terms and conditions of the MAP Plan.

3.   Each MAP Unit represents one SAR unit and one DER unit.

4.   The per-SAR Unit Value, as of this Grant Date, is equal to $1.00.

5. As long as the Participant is the rightful holder of a DER unit, the Participant will be eligible to receive a Dividend Equivalent on each Dividend Payment Date subsequent to the Grant Date specified herein. The Participant's DERs are cancelled when their SARs are exercised.

6. Subject to the terms of the MAP Plan, the SAR Units granted by this Agreement are only exercisable upon the first of the following events to occur:

     a.  the five (5) year anniversary from the Grant Date;

     b.  the Participant's separation from service; or

     c.  the Participant's death or disability.

7.   The MAP Units granted herein are fully vested as of the Grant Date.

8. Payment of SAR Value or a DER unit Dividend Equivalent will be a lump-sum cash payment unless other options are made available by the Board under the MAP Plan.

9. The Board may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which IRA is required by any law or regulation of any governmental authority, whether federal, state, or local, domestic or foreign, to withhold in connection with any Award including, but not limited, the withholding of the payment of the SAR Value of all or any portion of such Awards until the participant reimburses IRS for the amount IRA is required to withhold with respect to such taxes, canceling any portion of such Awards in an amount sufficient to reimburse itself for the amount it is required to so withhold, or taking any other action reasonably required to satisfy IRA's withholding obligation.

10. This Agreement does not give the Participant the right to continue in the service of IRA, nor does it affect the right of IRA to terminate such service relationship with or without cause. This Award does not affect any other commission or compensation plan of IRA.

11. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Texas.

-------------------------------------------------------------------------------

12. Should any provision of the Plan be determined to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect the remaining provisions of the Plan, but shall be fully severable and the Plan shall be construed and enforced as if such provision had never been inserted herein.

13. SARs and DERs are subject to immediate forfeiture if (1) participant violates the Company's policy regarding non-competition, (2) the Company is entitled to a hold-back or offset under the terms of a Registered Representative/Agent Agreement or Company policy, or (3) participant's services with the Company are terminated for cause, as defined in the MAP Plan.

14. MAP Units granted pursuant to this MAP Agreement may not be transferred, pledged, assigned, or otherwise encumbered in any manner unless specified in the MAP Plan pursuant to an estate planning transaction approved by the MAP Plan Administrator.

15. The MAP is not intended to confer any rights of a stockholder to any holder of a MAP Unit including, but not limited to, the right to vote any share of common stock or the right to receive dividends on shares of IRA stock.

16. These MAP Units are not liable for, or subject to, in whole or in part, the debts, contracts, liabilities, or torts of the Participant, nor shall they be subject to garnishment, attachment, execution, levy, or other legal or equitable process.

17.  Participant accepts these MAP Units subject to provisions of the MAP
     Plan, which are incorporated herein by reference, including the provisions that authorize the Board to administer and interpret the MAP Plan and that provide that the Board's decisions, determinations, and interpretations with respect to the MAP Plan are final and conclusive on all persons affected thereby.

IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the day and year first above written.

INDEPENDENT RESEARCH AGENCY            PARTICIPANT
FOR LIFE INSURANCE, INC
                                       --------------------------------------
By:                                    Signature
   --------------------------------
       Lamar C. Smith                  --------------------------------------
       Chief Executive Officer         Printed Name              Agent Number


--------------------------------------------------------------------------------
                                       2

[LOGO]


                     MISSION ACCOMPLISHMENT PLAN AGREEMENT

                   FOR A SELECT GROUP OF KEY EMPLOYEES OF
             INDEPENDENT RESEARCH AGENCY FOR LIFE INSURANCE, INC.

THIS AGREEMENT, effective as of July 22, 1998 (the "Grant Date"), is between Independent Research Agency for Life Insurance, Inc., a Texas corporation ("IRA"), and the person named on page 2 (hereinafter referred to as the "Participant").

WITNESSETH:

WHEREAS, IRA has adopted the Mission Accomplishment Plan (MAP) for a Select Group of Highly Compensated Employees of Independent Research Agency for Life Insurance, Inc. (the "MAP Plan"), which was adopted by IRA's Board of Directors ("Board") on June 27, 1998, and which provides for the grant of Stock Appreciation Rights ("SARs") and Dividend Equivalent Rights
("DERs"), collectively referred to as MAP Units;

WHEREAS, the Participant has been selected by the Board to participate in the MAP Plan, in accordance with the provisions thereof;

WHEREAS, Participant will receive an Award of SARs and DERs as of the Grant Date; and

WHEREAS, the parties hereto desire to evidence in writing the terms and conditions of the Award as set forth in this Agreement and under the MAP Plan which is incorporated by this reference.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements herein contained and as an inducement to Participant to continue in the performance of services to IRA, the parties hereto hereby agree as follows:

1. All capitalized terms not defined in this document are defined under the MAP Plan document.

2. IRA hereby grants to Participant, effective as of the Grant Date, Map Units specified on the MAP Certificate upon the terms and conditions set forth herein and subject to terms and conditions of the MAP Plan.

3.   Each MAP Unit represents one SAR unit and one DER unit.

4.   The per-SAR Unit Value, as of this Grant Date, is equal to $1.00.

5. As long as the Participant is the rightful holder of a DER unit, the Participant will be eligible to receive a Dividend Equivalent on each Dividend Payment Date subsequent to the Grant Date specified herein. The Participant's DERs are cancelled when their SARs are exercised.

6. Subject to the terms of the MAP Plan, the SAR Units granted by this Agreement are only exercisable upon the first of the following events to occur:

     a.   the five (5) year anniversary from the Grant Date;

     b.   the Participant's separation from service; or

     c.   the Participant's death or disability.

7.   The MAP Units granted herein are fully vested as of the Grant Date.

8. Payment of SAR Value or a DER unit Dividend Equivalent will be a lump-sum cash payment unless other options are made available by the Board under the MAP Plan.

9. The Board may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which IRA is required by any law or regulation of any governmental authority, whether federal, state, or local, domestic or foreign, to withhold in connection with any Award including, but not limited to, the withholding of the payment of the SAR Value of all or any portion of such Awards until the Participant reimburses IRA for the amount IRA is required to withhold with respect to such taxes, canceling any portion of such Awards in an amount sufficient to reimburse itself for the amount it is required to so withhold, or taking any other action reasonably required to satisfy IRA's withholding obligation.

10. This Agreement does not give the Participant the right to continue in the service of IRA, nor does it affect the right of IRA to terminate such service relationship with or without cause. This Award does not affect any other commission or compensation plan of IRA.

11. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Texas.

--------------------------------------------------------------------------------
                                       1

12. Should any provision of the Plan be determined to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect the remaining provisions of the Plan, but shall be fully severable and the Plan shall be construed and enforced as if such provision had never been inserted herein.

13. SARs and DERs are subject to immediate forfeiture if (1) participant violates the Company's policy regarding non-competition, (2) the Company is entitled to a holdback or offset under the terms of a Registered Represenatative/Agent Agreement or Company policy, or (3) participant's services with the Company are terminated for cause, as defined in the MAP Plan.

14. MAP Units granted pursuant to this MAP Agreement may not be transferred, pledged, assigned, or otherwise encumbered in any manner unless specified in the MAP Plan pursuant to an estate planning transaction approved by the MAP Plan Administrator.

15. The MAP is not intended to confer any rights of a stockholder to any holder of a MAP Unit including, but not limited to, the right to vote any share of common stock or the right to receive dividends on shares of IRA stock.

16. These MAP Units are not liable for, or subject to, in whole or in part, the debts, contracts, liabilities, or torts of the Participant, nor shall they be subject to garnishment, attachment, execution, levy, or other legal or equitable process.

17. Participant accepts these MAP Units subject to all provisions of the MAP Plan, which are incorporated herein by reference, including the provisions that authorize the Board to administer and interpret the MAP Plan and that provide that the Board's decisions, determinations, and interpretations with respect to the MAP Plan are final and conclusive on all persons affected thereby.

IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the day and year first above written.

INDEPENDENT RESEARCH AGENCY            PARTICIPANT
FOR LIFE INSURANCE, INC
                                       --------------------------------------
By:                                    Signature
   --------------------------------
             Lamar C. Smith            --------------------------------------
       Chief Executive Officer         Printed Name              Agent Number
















--------------------------------------------------------------------------------
                                       2

[LOGO]
                     MISSION ACCOMPLISHMENT PLAN AGREEMENT

          FOR A SELECT GROUP OF KEY EMPLOYEES OF INDEPENDENT RESEARCH
                          AGENCY FOR LIFE INSURANCE, INC.

THIS AGREEMENT, effective as of July 22, 1998 (the "GRANT DATE"), is between Independent Research Agency for Life Insurance, Inc., a Texas corporation ("IRA"), and the person named on page 2 (hereinafter referred to as the "Participant").

WITNESSETH:

WHEREAS, IRA has adopted, Mission Accomplishment Plan (MAP) for a Select Group of Key Employees of Independent Research Agency for Life Insurance, Inc. (the "MAP Plan"), which was adopted BY IRA's BOARD of Directors ("Board") on June 27, 1998, and which provides for the grant of Stock Appreciation Rights ("SARs") and Dividend Equivalent Rights ("DERs"), collectively referred to as MAP Units;

WHEREAS, the Participant has been selected by the Board to participate in the MAP Plan, in accordance with the provisions thereof;

WHEREAS, Participant will receive an Award of SARs and DERs as of the Grant Date; and

WHEREAS, the parties hereto desire to evidence in writing the terms and conditions of the Award as set forth in this Agreement and under the MAP Plan which is incorporated by this reference.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements herein contained and as an inducement to Participant to continue in the performance of services to IRA, the parties hereto hereby agree as follows:

1. All capitalized terms not defined in this document are defined under the MAP Plan document.

2. IRA hereby grants to Participant, effective as of the Grant Date, Map Units specified on the MAP Certificate upon the terms and conditions set forth herein and subject to terms and conditions of the MAP Plan.

3.   Each MAP Unit represents one SAR unit and one DER unit.

4.   The per-SAR Unit Value, as of this Grant Date, is equal to $1.00.

5. As long as the Participant is the rightful holder of a DER unit, the Participant will be eligible to receive a Dividend Equivalent on each Dividend Payment Date subsequent to the Grant Date specified herein. The Participant's DERs are cancelled when their SARs are exercised.

6. Subject to the terms of the MAP Plan, the SAR Units granted by this Agreement are only exercisable upon the first of the following events to occur:

     a.   the five (5) year anniversary from the Grant Date;

     b.   the Participant's separation from service; or

     c.   the Participant's death or disability.

7.   The MAP Units granted herein are fully vested as of the Grant Date.

8. Payment of SAR Value or a DER unit Dividend Equivalent, will be a lump-sum cash payment unless other options are made available by the Board under the MAP Plan.

9. The Board may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which IRA is required by any law or regulation of any governmental authority, whether federal, state, or local, domestic or foreign, to withhold in connection with any Award including, but not limited to, the withholding of the payment of the SAR Value of all or any portion of such Awards until the Participant reimburses IRA for the amount ERA is required to withhold with respect to such taxes, canceling any portion of such Awards in an amount sufficient to reimburse itself for the amount it is required to so withhold, or taking any other action reasonably required to satisfy IRA's withholding obligation.

10. This Agreement does not give the Participant the right to continue in the service of IRA, nor does it affect the right of IRA to terminate such service relationship with or without cause. This Award does not affect any other commission or compensation plan of IRA.

11. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Texas.

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                                       1

12. Should any provision of the Plan be determined to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect the remaining provisions of the Plan, but shall be fully severable and the Plan shall be construed and enforced as if such provision had never been inserted herein.

13. SARs and DERs are subject to immediate forfeiture if (1) participant violates the Company's policy regarding non-competition, (2) the Company is entitled to a hold-back or offset under the terms of a Registered Representative/Agent Agreement or Company policy, or (3) participant's services with the Company are terminated for cause, as defined in the MAP Plan.

14. MAP Units granted pursuant to this MAP Agreement may not be transferred, pledged, assigned, or otherwise encumbered in any manner unless specified in the MAP Plan pursuant to an estate planning transaction approved by the MAP Plan Administrator.

15. The MAP is not intended to confer any rights of a stockholder to any holder of a MAP Unit including, but not limited to, the right to vote any share of common stock or the right to receive dividends on shares of IRA stock.

16. These MAP Units are not liable for, or subject to, in whole or in part, the debts, contracts, liabilities, or torts of the Participant, nor shall they be subject to garnishment, attachment, execution, levy, or other legal or equitable process.

17. Participant accepts these MAP Units subject to all provisions of the MAP Plan, which are incorporated herein by reference, including the provisions that authorize the Board to administer and interpret the MAP Plan and that provide that the Board's decisions, determinations, and interpretations with respect to the MAP Plan are final and conclusive on all persons affected thereby.

IN WITNESS WHEREOF, the Parties hereto have executed this agreement as of the day and year first above written.

INDEPENDENT RESEARCH AGENCY            PARTICIPANT
FOR LIFE INSURANCE, INC
                                       --------------------------------------
By:                                    Signature
   --------------------------------
       Lamar C. Smith                  --------------------------------------
       Chief Executive Officer         Printed Name              Agent Number















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                                       2

                   USPA & IRA MISSION ACCOMPLISHMENT PLANS
              BOARD GRANT DECLARATION AND ADMINISTRATIVE POLICIES

WHEREAS, Independent Research Agency for Life Insurance, Inc. ("IRA") sponsors certain incentive compensation programs known generally as MAP plans; and

WHEREAS, under the terms of the MAP plans, the Board of Directors of IRA may establish certain policies regarding the declaration and administration of awards under the MAP plans; and

WHEREAS, as used throughout this policy, capitalized terms have the same meaning ascribed them under the MAP plans; and

NOW, THEREFORE, BE IT RESOLVED, the Board of Directors hereby adopts the following policies:

ADMINISTRATION OF THE PLAN.

The Board of Directors of the Company ("Board") shall appoint an officer of the Company who shall have the authority and discretion to administer the Plan in accordance with this policy statement. The Board appoints Marty Durbin as the Administrator of the MAP Plans.

PARTICIPANTS RECEIVING MAP UNIT AWARDS

Participation in the MAP Plans is limited to the designated individuals performing services for the Company in one or more of the following four (4) separate classes:

Plan Name                              Eligible Class
---------                              --------------
MAP Plan for Agents                    Agents who perform services for the
                                       Company under an Agent Agreement

MAP Plan for Senior Management         Executive officers and other select
                                       members of the Company's senior
                                       management team designated by the Board

MAP Plan for Select Highly             Select group of highly compensated
Compensated                            employees of the Company with annual
                                       compensation of more than $80,000
                                       designated by the Board

MAP Plan for Key Employees             Select Group of Key Employees
                                       designated by the Board

Map Board Policy (ver. 1998-1)                                            Page 1
Prepared: 07/17/98

After the initial grant of Awards, new employees will become eligible for Board nomination after one (1) year of service, (1000 hours of service) with the Company. Agents become eligible for Board nomination during the next full Plan year following their first payment of NASC.

The Board hereby approves a listing of Participants eligible for Awards under the Plan in the accompanying Exhibit A hereto. The Board also approves the number of MAP Units available for Award as set forth in Exhibit B. Each MAP Unit is comprised of one SAR unit and one DER unit.

Participants entitled to an Award of MAP Units who are eligible under the Company's existing recruiting incentive award program will receive additional MAP Units

In determining the number of MAP Units available for grant, the Board has considered the Company's capital needs, Future Incentive Commission needs, DCCP needs, Profit Sharing Plan needs, total MAP Units outstanding, and such other factors as deemed necessary and appropriate.

The grant of MAP Units under a Plan will be evidenced by a MAP Agreement and an accompanying Certificate. An Eligible individual becomes a Participant, and enters the MAP, on the date that the MAP Agreement is signed and completed by the Company and the Participant.

DETERMINATION OF SAR UNIT VALUE

The Unit Value of each SAR will be approved by the Board and reported by the Company in its annual report using generally accepted accounting principles as of the last day of the fiscal year, but reduced by any Dividend Equivalents declared by the Board for such fiscal year. The per SAR Unit Value will not include the effect of reporting the Company's investments at market value as stipulated in Financial Accounting Standard (FAS) 115.

The SAR Unit Value related to the initial grant of MAP Units is $1.

DIVIDEND EQUIVALENTS

The Board may declare a cash Dividend Equivalent within ninety (90) days following the close of the Company's fiscal year. The Dividend Equivalent will be expressed in dollars per DER units outstanding and of record as of the Dividend Declaration Date. A Participant who holds a DER on the Dividend Declaration Date will receive a cash payment equal to the total number of DERs held by the Participant multiplied by the per DER unit Dividend Equivalent, less applicable tax withholdings. Such Dividend Equivalent is payable as soon as administratively feasible following the Dividend Declaration Date.

MAP Board Policy (ver. 1998-1)                                            Page 2
Prepared: 07/17/98

EXERCISE OF SARs

SARs are eligible to be exercised upon termination from the Company or upon the fifth or tenth anniversary of the Grant Date as specified on the Participant's MAP Certificate. Participants must exercise their SAR in accordance with procedures established by the Plan administrator. The Exercise Date in connection with a request by a Participant to exercise one or more SAR Units will be the last day of the calendar quarter in which the written request is received.

Participants exercising a SAR will be entitled to a cash payment equal to the per unit intrinsic value of a SAR measured as the difference between (a) the SAR Unit Value as of the Exercise Date, and (b) the SAR Unit Value as of the Grant Date, adjusted for SAR Unit splits, SAR Unit re-capitalizations and similar changes declared from time to time by the Board in its sole discretion.

The cash payment on account of the exercise of a SAR will be paid by the Company within 60 to 90 days following the Exercise Date.

MISCELLANEOUS

MAP units may not be transferred, pledged, assigned or otherwise encumbered in any manner unless specified in the MAP Agreement, unless pursuant to an estate planning transaction approved by the Plan administrator.

In the event of the Participant's death or Disability at any time before the Exercise Date, the Exercise Period will end thirty (30) days after the last day of the month during which the date of death or Disability occurs and the Company will make any cash payments due under the Plan to the Participant within thirty
(30) days of the month of Disability, and the personal representative of the Participant's estate in the event of death provided, however, that the Company in its sole discretion may delay payment until such time as a personal representative of the deceased's estate is appointed and qualified.

The MAP is not intended to confer any rights of a stockholder to any holder of MAP unit, including, but not limited to, the right to vote any share of common stock, or the right to receive dividends on shares of Company stock.

The Board reserves the right to unilaterally amend or terminate a MAP plan in whole or in part, and to change any policy or practice described in this document, at any time and for any reason in its sole discretion.

MAP Board Policy (ver. 1998-1)                                           Page 3
Prepared: 07/17/98

CERTIFICATE OF SECRETARY

_________________________, Secretary of the Board of Directors of Independent Research Agency for Life Insurance, Inc., do hereby certify that the attached hereto is a true and correct copy of administrative policy and other resolutions duly adopted at a meeting of the Board duly called and held on the ____ day of ____________________, 1998, at which meeting a quorum of the Board was present and acting throughout, and that such resolutions remain in full force and effect on the date hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal of Independent Research Agency for Life Insurance, Inc. this ______ day of ________________, 1998.

(CORPORATE SEAL)


-----------------------------------
Secretary






















MAP Board Policy (ver. 1998-1)                                            Page 4
Prepared: 07/17/98

                  MISSION ACCOMPLISHMENT PLAN (MAP)
                 FOR A SELECT GROUP OF MANAGEMENT OF
           INDEPENDENT RESEARCH AGENCY FOR LIFE INSURANCE, INC.*


1. NAME AND PURPOSE. This plan is established by Independent Research Agency for Life Insurance, Inc. ("IRA") and its participating affiliates and will be known as the Mission Accomplishment Plan for a Select Group of Management (hereinafter the "Plan"). The purpose of the Plan is to provide significant stock-based, incentive compensation opportunities to a select group of senior management employees who perform valuable services that significantly contribute to the success of IRA. Awards under the MAP plans will include stock options, dividend equivalent rights, and stock appreciation rights that provide holders the opportunity to participate in changes in a portion of the market value of IRA's common stock represented by annual changes in IRA's book value as described herein.

2.   DEFINITIONS. As used herein, the following definitions shall apply:

     a. "Award" refers either individually or collectively to the grant of MAP Units, the grant of Options, and the declaration of a Dividend Equivalent under the Plan.

     b.   "Board" means the Board of Directors of the Company

     c. "Cause" means by reason of any of the following: (A) the Participant's conviction of, or plea of nolo contendere to, any felony or to any crime or offense causing harm to the Company or any of its subsidiaries or affiliates (whether or not for personal gain) or involving acts of moral turpitude,
          (B) the Participant's repeated intoxication by alcohol or drugs during the performance of his or her duties, (C) malfeasance in the conduct of the Participant's duties involving misuse or diversion of the Company's (or its affiliates') funds, embezzlement or willful and material misrepresentations or concealments or any written reports submitted to the Company (or its affiliates), (D) repeated material failure by the Participant to perform the duties of his or her employment including any insurance or investment industry ethical standard, (E) material failure by the Participant to follow or comply with the reasonable and lawful written directives of the Board or the Participant's immediate supervisor, or (F) a material breach by the

------------------


PREPARED: 06/18/98                                                  1
          participant of any written agreement between the Participant and the Company (or its affiliates), including without limitation any breach of any written non-competition covenant or written covenant by the Participant with respect to the non-disclosure of confidential information.

     d. "Certificate" means to the written document evidencing individual Awards under the Plan prepared by the Company and delivered from time to time to Participants.

     e.   "Code" means the Internal Revenue Code of 1986, as amended.

     f. "Company" means Independent Research Agency for Life Insurance, Inc. and its participating affiliates that are subject to a joinder agreement with IRA as approved by the Board.

     g. "Declaration Date" means generally the date on which the Board declares a Dividend Equivalent.

     h. "DER" means a dividend equivalent right established under the MAP Agreement involving either or a combination of, the following rights as determined in the Board's sole and absolute discretion:

          i) the right to receive a cash payment from time to time in connection with the declaration of Dividend Equivalents, and

          ii) the right to receive Shares with an intrinsic value (fair value less exercise price) at the Option Grant Date equal to the DER Unit Value.

     i. "DER Unit Value" means the per unit value of a Dividend Equivalent measured as of a Declaration Date not otherwise immediately payable by the Company on the Dividend Payment Date.

     j. "Dividend Equivalent" means the per unit DER amount declared by the Board from time to time in its complete and sole discretion.

     k. "Dividend Payment Date" means the date on which part or all of the Dividend Equivalent is payable to DER holders in the form of a cash payment or Options.

     l. "Disability" means the complete and permanent disability of a Participant as determined by the Company in its sole discretion with or without the opinion of a licensed physician.


PREPARED: 06/18/98                                                       2

     m. "Employee" for purposes of this Plan means any common law employee of the Company.

     n. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     o. "Exercise Date" means, in the case of a SAR, the date a Participant exercises the right to receive payment of the SAR Value in accordance with the procedures established by the Company. In the case of the transfer of Shares under an Option, the Exercise Date is the date a Participant exercises the right to receive a transfer of Shares in accordance with the procedures established by the Company.

      p. "Exercise Period" means the ten (10) year period beginning with the Grant Date; provided, however, that the following special limitations apply:

          i) In the event of the Participant's separation from service with the Company for a reason other than for Cause, the Exercise Period will end thirty (30) days following such separation from service with the Company. The period following a termination of employment shall in no event extend beyond the original Exercise Period.

          ii) In the event of the Participant's separation from service for cause from the Company, unpaid Awards under the Plan will lapse and any request for payment under the Plan will be null and void. For this purpose, a separation for Cause will be determined by the Company in its sole discretion.

          iii) In the event of the Participant's death or Disability at any time before the Exercise Date, the Exercise Period will end thirty (30) days after the last day of the month during which the date of death or Disability occurs.

          Notwithstanding the foregoing, the Board may from time to time limit or extend the Exercise Period in Its sole discretion.

     q.   "Grant Date" means:

          i) in the case of an SAR Award, the date set forth in the MAP Agreement or Certificate; and

          ii) in the case of an Option Award, the date set forth in the Option Agreement or Certificate.

PREPARED: 06/18/98                                                   3

     r. "IRA" means Independent Research Agency for Life Insurance, Inc., a Texas corporation with its home office located in Fort Worth, Texas.

     s. "MAP Agreement" means the agreement, evidenced by a Certificate, entered into by and between the Company and a Participant describing the terms and conditions of an Award of one or more MAP Units.

     t. "MAP Unit" refers collectively to a single SAR unit and a single DER unit that are granted together, in tandem, as specified by the Board.

     u. "Option" means an option granted pursuant to section 9 of this Plan to purchase one or more Shares.

     v. "Option Agreement" means a written agreement evidencing the award of an Option under the Plan that may accompany, or be incorporated into, the MAP Agreement.

     w. "Participant" means any individual who, in connection with the performance of services to IRA, is designated by the Board as eligible to receive an Award and evidenced by a MAP Agreement or an Option Agreement entered into between such eligible individual and the Company.

     x. "Plan" means the Mission Accomplishment Plan for a Select Group of Management and is also commonly referred to as MAP Plan for Senior Management.

     y. "SAR" refers to a "stock appreciation right," or the right to participate with other SAR unit holders in any appreciation in the SAR Value of the Company.

     z. "SAR Unit Value" means the amount declared from time to time by the Board pursuant to a formal written policy representing the Company's cumulative earnings, measured on a per SAR Unit basis since the inception of the Plan, and determined using the Company's audited financial statements prepared in accordance with generally accepted accounting principles. For this purpose, and unless declared otherwise by the Board in its complete and sole discretion, the term SAR Unit Value will not include the effect of reporting the Company's investments at market value as required by Statement of Financial Accounting Standards (SFAS) No. 115 "Accounting for Certain Investments in Debt and Equity Securities".

     aa. "SAR Value" means the intrinsic value of a SAR measured as the difference between (a) the per SAR Unit Value as of the Exercise Date,

PREPARED: 06/18/98                                              4
          and (b) the per SAR Unit Value of as of the Grant Date, adjusted for SAR Unit splits, SAR Unit recapitalizations and similar changes declared from time to time by the Board in its sole discretion.

     bb. "Shares" means the shares of mutual funds or other such property identified and referenced in the Option Agreement, but may in no way be expanded to include units of any money market funds or other cash equivalents.

3. TERM OF PLAN. The Plan shall become effective on the date it is approved by the Board and adopted by the Company and shall continue in effect until terminated, at the sole discretion of the Board, pursuant to paragraph 15.

4. ELIGIBILITY. The Board will designate Participants eligible to receive and hold MAP Units and Options under the Plan from time to time in its sole discretion.

5. MAP UNITS AVAILABLE FOR AWARD. The aggregate number of MAP Units, including the relative number of underlying SAR units and DER units, available for Award shall be established from time to time by the Board in its sole discretion.

6. AWARD OF MAP UNITS. From time to time, the Board will declare an Award of MAP Units to designated Participants as of a Grant Date. Initially, each MAP Unit will represent one SAR and one DER. For each designated Participant, the Award of MAP Units will be subject to the terms of the MAP Agreement and evidenced by a Certificate. Awards will be subject to such additional terms and conditions as may be established from time to time by the Board. The MAP Agreement and accompanying Certificate will identify the number of MAP Units Awarded (including, where necessary, the number of underlying SAR units and DER units), the SAR Unit Value at the Grant Date, the effective date of DER unit participation in Dividend Equivalents, and the Exercise Period. Authorized officers of the Company will execute MAP Agreements and issue Certificates on behalf of the Company upon instructions from the Board.

7. SAR AWARDS. The Award of MAP Units will involve a grant of SAR units to designated Participants by the Company and the holding and exercise of such SAR units by such Participants are subject to the following terms and conditions:

     a. PERIODIC REPORTING OF SAR UNIT VALUE. The SAR Unit Value as of the Grant Date shall be determined and declared pursuant to a written Board policy and evidenced on the Certificate. Thereafter, SAR Unit Value will be established by the Board and reported annually in the Company's annual report to stockholders. The Company will periodically report to each Participant with respect to each Award the number of SAR units and the current SAR Unit Value.

PREPARED: 06/18/98                                                      5

     b. EXERCISE. Participants holding a SAR may only exercise their right to receive payment of the SAR Value within 30 days immediately following termination or separation from the Company or upon lapse of the Exercise Period using such forms and in accordance with such procedures as may be established from time to time by the Company. The exercise is subject to the terms and conditions set forth in the MAP Agreement. Except as otherwise provided in the MAP Agreement, a SAR Award will be fully vested as of the Grant Date. Limitations regarding the number and timing of SAR exercises may be established from time to time by the Board in its sole discretion. All rights of a Participant under a SAR lapse as of the last day of the Exercise Period. After the close of the Exercise Period the SAR is canceled and any subsequent request to exercise the SAR is null and void.

     c. PAYMENT. The form and timing of payment of the SAR Value following the Exercise Date shall be determined by the Board in its sole discretion. Such form of payment may include, but is not limited to lump sum cash payments, or an Option under section 9 of the Plan below.

     d. COMPANY EXERCISE OF SAR. The Company may unilaterally exercise SARs on behalf of certain SAR holders in accordance with the terms of a written policy established from time to time by the Board in its sole discretion.

8. DER AWARDS. The Award of MAP Units will involve the grant of a DER by the Company and the holding and exercise of such DERs by designated Participants are subject to the following terms and conditions:

     a. DECLARATION OF DIVIDEND EQUIVALENTS. As of any Declaration Date, the Board may declare a Dividend Equivalent based on the financial performance and profitability of the Company. The Declaration Date will generally occur within ninety (90) days following the close of the Company's fiscal year, or at such other time as determined by the Board in its sole discretion.

     b. PAYMENT OF DIVIDEND EQUIVALENTS. On the Declaration Date, the Board in its sole discretion will declare the portion of the Dividend Equivalent, if any, to be paid in the form of a lump sum cash payment to holders of DERs. Such payment will be made only to DER holders of record as of such Declaration Date. Payments are made as determined by the Company on the Dividend Payment Date.

     c. OPTION GRANTS. The portion of the per DER unit Dividend Equivalent not otherwise declared as payable in the form of a cash payment by the


PREPARED: 06/18/98                                                          6

          Company, if any, will be declared by the Board as DER Unit Value subject to the Option under section 9 of the Plan below.

9.   OPTION AWARDS

     a. SHARES SUBJECT TO THE PLAN. The aggregate number and type of Shares subject to Options will be fully described in each Option Agreement.

     b. ELIGIBILITY. The Board will name Participants eligible to receive Options under the Plan from time to time in its sole discretion.

     c. GRANT OF OPTIONS. The Board shall determine the number of Shares to be offered from time to time and grant Options under the Plan. The grant of Options shall be evidenced by written Option Agreements containing such terms and provisions as approved by the Board. Officers of the Company shall execute Option Agreements on behalf of the Company upon instructions from the Board.

     d. AMOUNT OF THE OPTION AWARD. The number of Shares granted under the Plan will be determined as follows:

          i) In the case of Options in connection with exercise of a SAR, the intrinsic value (the fair value less the exercise price) of the Shares determined as of the Option Grant Date will equal the SAR Value determined as of the SAR Exercise Date.

          ii) In the case of an Option grant in connection with the declaration of Dividend Equivalents, the intrinsic value of the Shares at the Option Grant Date will equal the DER Unit Value determined as of the Dividend Declaration Date.

     e. TIME OF GRANT OF OPTIONS. The Grant Date of an Option under the Plan shall, for all purposes, be the date on which the Board awards the Option, as evidenced by the execution of an Option Agreement.

     f. EXERCISE PRICE. The Option exercise price for each Share shall be expressed in each Option Agreement, provided, however, the exercise price shall be no lower than 25 percent of the fair market value of a Share on the date of grant of the Option. Fair market value on any day of reference shall be the closing price of the Share on such date, unless the Board, in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the closing price of the Share on any business day shall be (i) if the Share is listed or admitted for trading on any United States national securities exchange, the last reported sale price of Share on such exchange,

PREPARED: 06/18/98                                                       7
          as reported in any newspaper of general circulation, (ii) if the Share is not listed or admitted for trading on any United States national securities exchange, the average of the high and low sale prices of the Share for such a day reported on The Nasdaq SmallCap Market or a comparable consolidated transaction reporting system, or if no sales are reported for such day, such average for the most recent business day within five business days before such day which sales are reported, or (iii) if neither clause (i) or (ii) is applicable, the average between the lowest bid and highest asked quotations for the Share on such day as reported by The Nasdaq SmallCap Market or the National Quotation Bureau, Incorporated, if at least two securities dealers have inserted both bid and asked quotations for the Share on at least 5 of the 10 preceding business days.

     g. EXERCISE. Participants holding an Option may exercise their right to tender the Option price and receive the Shares at any time during the Exercise Period using such forms and in accordance with such procedures as may be established from time to time by the Company. The exercise is subject to the terms and conditions set forth in the Option Agreement. Except as otherwise provided in the Option Agreement, an Option Award will be fully vested and immediately exercisable as of the Grant Date. Limitations regarding the number and timing of Option exercises may be established from time to time by the Board in its sole discretion. All rights of a Participant under an Option lapse as of the last day of the Exercise Period. After the close of the Exercise Period the Option is canceled and any subsequent request to exercise the Option is null and void.

     h. OPTION FINANCING. Upon the exercise of any Option granted under the Plan, the Participant may instruct the Company to sell a number of Shares otherwise deliverable to the Participant and attributable to the exercise of the Option in order to pay the exercise price of the Option. The Board may, in its sole discretion, make financing available to the Participant to facilitate the exercise of the Option, subject to such terms as the Board may specify.

     i. SUBSTITUTION OF OPTION. If a Participant has been granted an Option to purchase Shares under an Option Agreement, then except as limited by the terms of the Option Agreement, the Participant may direct that the Option be converted into an Option to purchase other Shares as permitted by the Option Agreement. Such substitution shall only be allowed to the extent that, immediately following the substitution, the difference between the fair market value of the Shares subject to the substituted Option and the exercise price of the substituted Option is no greater than the difference which existed immediately prior to the substitution between the fair market

PREPARED: 06/18/98                                                            8
          value of the Shares subject to the original Option and the exercise price of the original Option.

     j. COMPANY EXERCISE OF OPTION. The Company may unilaterally exercise one or more Options on behalf of the holder in accordance with the terms of a written policy established from time to time by the Board in its sole discretion.

     k. EMPLOYEE ELECTIONS. The Company in its sole discretion may request that Participants sign a special election as a condition of the Share grant.

10. WITHHOLDING OF TAXES. The Board may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Award including, but not limited to, the withholding of the payment of the SAR Value of all or any portion of such Awards until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, canceling any portion of such Awards in an amount sufficient to reimburse itself for the amount it is required to so withhold, or taking any other action reasonably required to satisfy the Company's withholding obligation.

11. MODIFICATION OF AWARD. From time to time the Board may modify, extend, or renew any outstanding Award, provided that such modification, extension, or renewal shall not impair the Award without the consent of the affected Participant.

12. FORFEITURE AND RIGHT OF OFFSET. The Board will establish policies from time to time regarding the forfeiture of Awards. Part or all of a Participant's Awards under the Plan may be forfeited by the Company in its sole discretion in the event:

     a. the Participant violates the Company's policy regarding non-competition;

     b. the Participant separates from service with the Company for Cause as determined by the Board in its sole discretion; and

     c. the Company exercises its right to hold or offset payments of Awards under the Plan in accordance with the applicable provisions of the Participant's applicable employment or agent agreement with the Company.

     Forfeited, lapsed, or waived MAP Units or other Awards under the Plan revert to the Company.


PREPARED: 06/18/98                                                          9

13. ADMINISTRATION OF THE PLAN. The Board, in its sole discretion, will designate an officer of the Company to exercise discretionary power and control in the administration of the Plan. This authority includes the power:

     a. to interpret the Plan and ascribe one or more meanings to Plan terms where deemed necessary or appropriate in it sole discretion;

     b. to prescribe, amend and rescind procedures, protocols, forms, rules and other requirements relating to the day-to-day administration of the Plan;

     c. to engage service providers to assist in the administration of the Plan; and

     d. to make such other determinations in the exercise of such discretionary power and authority as may be necessary or advisable in the administration of the Plan.

14. RELATIONSHIP TO THE COMPANY. Nothing in the Plan or any accompanying document, including the MAP Agreement, Option Agreement, or Certificate shall give any Participant the right to continue in the service of the Company or affect the right of the Company to terminate such service relationship of any such person with or without Cause. Awards under the Plan do not affect any other commission or compensation plan of the Company.

15. AMENDMENT AND TERMINATION OF THE PLAN. The Board, in its sole discretion, may alter, suspend or discontinue the Plan at any time. No alteration, suspension, or discontinuance shall impair the rights of any Participant except to the extent necessary to comply with any provision of federal or applicable state laws.

16. PAYMENTS ON ACCOUNT OF DEATH OR DISABILITY. In the event of the Participant's death or Disability at any time before the Exercise Date, the Exercise Period will end thirty (30) days after the last day of the month during which the date of death or Disability occurs, Company will make any cash payments due under the Plan to the Participant within thirty (30) days of the month of Disability, and the personal representative of the Participant's estate in the event of death provided, however, that the Company in its sole discretion may delay payment until such time as a personal representative of the deceased's estate is appointed and qualified.

17. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Texas.

18. ASSIGNMENT AND TRANSFER. The right of the Participant or any other person to the payment of an Award under the Plan shall not be assigned, and shall not be subject in any manner to anticipation, alienation, sale, transfer, pledge, encumbrance, attachment, or garnishment by creditors of such Participant or other person

PREPARED: 06/18/98                                                          10
     claiming rights through the Participant; provided, however, that the Company may in its sole discretion permit the transfer of some or all of the Participant's rights under this Plan in connection with certain estate planning transactions of the Participant that are approved by the Company. Transfer may be conditioned on the Participant's agreement to enter into an indemnification agreement with the Company in a form and manner prescribed by the Company for all claims arising in connection with the transfer.

19. DISPUTES. The interpretations and construction of the Company shall be binding and conclusive on all persons and for all purposes. Any disagreements about such interpretations and construction shall be submitted to an arbitrator subject to the rules and procedures established by the American Arbitration Association, and the costs of arbitration shall be paid equally by the Company and the Participant. No officer of the Corporation or member of the Board shall be liable to any person for any action taken hereunder, except those actions undertaken with lack of good faith.

20. UNFUNDED OBLIGATION. The rights of the Participant, and any other person claiming through the Participant, shall solely be those of an unsecured general creditor of the Company. The Participant, and any person claiming through the Participant, shall only have the right to receive from the Company those payments as specified under the Plan. The Participant, and any other person claiming through the Participant, shall have no rights or interest whatsoever in any specific asset of the Employer except as set forth under section 9 of the Plan.

21. SEVERABILITY OF PROVISIONS. Should any provision of the Plan be determined to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if such provision had never been inserted herein.

22. RIGHTS AS A SHAREHOLDER. The MAP is not intended to confer any rights of a stockholder to any holder of MAP unit including, but not limited to, the right to vote any share of common stock or the right to receive dividends on shares of Company stock.

PREPARED: 06/18/98                                                        11

      IN WITNESS WHEREOF, Independent Research Agency for Life Insurance, Inc. has caused this Plan to be executed by its duly authorized officer effective as of July 1, 1998.

                                     INDEPENDENT RESEARCH AGENCY
                                     FOR LIFE INSURANCE, INC.

                                     By:
                                        ---------------------------------------
                                        Lamar C. Smith, Chief Executive Officer


                                     Date:
                                          -------------------------------------


PREPARED: 06/18/98                                                         12

                    USPA & IRA MISSION ACCOMPLISHMENT PLANS
              BOARD GRANT DECLARATION AND ADMINISTRATIVE POLICIES

WHEREAS, Independent Research Agency for Life Insurance, Inc. ("IRA") sponsors certain incentive compensation programs known generally as MAP plans; and

WHEREAS, under the terms of the MAP plans, the Board of Directors of IRA may establish certain policies regarding the declaration and administration of awards under the MAP plans; and

WHEREAS, as used throughout this policy, capitalized terms have the same meaning ascribed them under the MAP plans; and

NOW, THEREFORE, BE IT RESOLVED, the Board of Directors hereby adopts the following policies:

ADMINISTRATION OF THE PLAN.

The Board of Directors of the Company ("Board") shall appoint an officer of the Company who shall have the authority and discretion to administer the Plan in accordance with this policy statement. The Board appoints Marty Durbin as the Administrator of the MAP Plans.

PARTICIPANTS RECEIVING MAP UNIT AWARDS

Participation in the MAP Plans is limited to the designated individuals performing services for the Company in one or more of the following four (4) separate classes:



Plan Name                               Eligible Class
---------                               ---------------
MAP Plan for Agents                     Agents who perform services for the
                                        Company under an Agent Agreement

MAP Plan for Senior Management          Executive officers and other select
                                        members of the Company's senior management
                                        team designated by the Board

MAP Plan for Select Highly              Select group of highly compensated
Compensated                             employees of the Company with annual
                                        compensation of more than $80,000
                                        designated by the Board

MAP Plan for Key Employees              Select Group of Key Employees
                                        designated by the Board



MAP Board Policy (ver. 1998-1)                                      Page 1
Prepared: 06/18/98

After the initial grant of Awards, new employees will become eligible for Board nomination after one (1) year of service, (1000 hours of service) with the Company. Agents become eligible for Board nomination during the next full Plan year following their first payment of NASC.

The Board hereby approves a listing of Participants eligible for Awards under the Plan in the accompanying Exhibit A hereto. The Board also approves the number of MAP Units available for Award as set forth in Exhibit B. Each MAP Unit is comprised of one SAR unit and one DER unit.

Participants entitled to an Award of MAP Units who are eligible under the Company's existing recruiting incentive award program will receive additional MAP Units

In determining the number of MAP Units available for grant, the Board has considered the Company's capital needs, Future Incentive Commission needs, DCCP needs, Profit Sharing Plan needs, total MAP Units outstanding, and such other factors as deemed necessary and appropriate.

The grant of MAP Units under a Plan will be evidenced by a MAP Agreement and an accompanying Certificate. An Eligible individual becomes a Participant, and enters the MAP, on the date that the MAP Agreement is signed and completed by the Company and the Participant.

DETERMINATION OF SAR UNIT VALUE

The Unit Value of each SAR will be approved by the Board and reported by the Company in its annual report using generally accepted accounting principles as of the last day of the fiscal year, but reduced by any Dividend Equivalents declared by the Board for such fiscal year. The per SAR Unit Value will not include the effect of reporting the Company's investments at market value as stipulated in Financial Accounting Standard (FAS) 115.

The SAR Unit Value related to the initial grant of MAP Units is $1.

DIVIDEND EQUIVALENTS

The Board may declare a cash Dividend Equivalent within ninety (90) days following the close of the Company's fiscal year. The Dividend Equivalent will be expressed in dollars per DER units outstanding and of record as of the Dividend Declaration Date. A Participant who holds a DER on the Dividend Declaration Date will receive a cash payment equal to the total number of DERs held by the Participant multiplied by the per DER unit Dividend Equivalent, less applicable tax withholdings. Such Dividend Equivalent is payable as soon as administratively feasible following the Dividend Declaration Date.

MAP Board Policy (ver. 1998-1)                                  Page 2
Prepared: 06/18/98

Equivalent is payable as soon as administratively feasible following the Dividend Declaration Date.

EXERCISE OF SARs

SARs are eligible to be exercised upon termination from the Company or upon the tenth anniversary of the Grant Date. Participants must exercise their SAR in accordance with procedures established by the Plan administrator. The Exercise Date in connection with a request by a Participant to exercise one or more SAR Units will be the last day of the calendar quarter in which the written request is received.

Participants exercising a SAR will be entitled to a cash payment equal to the per unit intrinsic value of a SAR measured as the difference between (a) the SAR Unit Value as of the Exercise Date, and (b) the SAR Unit Value as of the Grant Date, adjusted for SAR Unit splits, SAR Unit re-capitalizations and similar changes declared from time to time by the Board in its sole discretion.

The cash payment on account of the exercise of a SAR will be paid by the Company within 60 to 90 days following the Exercise Date.

MISCELLANEOUS

MAP units may not be transferred, pledged, assigned or otherwise encumbered in any manner unless specified in the MAP Agreement, unless pursuant to an estate planning transaction approved by the Plan administrator.

In the event of the Participant's death or Disability at any time before the Exercise Date, the Exercise Period will end thirty MAP (30) days after the last day of the month during which the date of death or Disability occurs and the Company will make any cash payments due under the Plan to the Participant within thirty (30) days of the month of Disability, and the personal representative of the Participant's estate in the event of death provided, however, that the Company in its sole discretion may delay payment until such time as a personal representative of the deceased's estate is appointed and qualified.

The MAP is not intended to confer any rights of a stockholder to any holder of MAP unit, including, but not limited to, the right to vote any share of common stock, or the right to receive dividends on shares of Company stock.

The Board reserves the right to unilaterally amend or terminate a MAP plan in whole or in part, and to change any policy or practice described in this document, at any time and for any reason in its sole discretion.

MAP Board Policy (ver. 1998-1)                                         Page 3
Prepared: 06/18/98

CERTIFICATE OF SECRETARY

___________________________, Secretary of the Board of Directors of Independent Research Agency for Life Insurance, Inc., do hereby certify that the attached hereto is a true and correct copy of administrative policy and other resolutions duly adopted at a meeting of the Board duly called and held on the _____ day of ________, 1998, at which meeting a quorum of the Board was present and acting throughout, and that such resolutions remain in full force and effect on the date hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal of Independent Research Agency for Life Insurance, Inc. this _____ day of _______, 1998.

(CORPORATE SEAL)



------------------------------
Secretary



MAP Board Policy (ver. 1998-1)                                         Page 4
Prepared: 06/18/98

                        MISSION ACCOMPLISHMENT PLAN (MAP)
                                 FOR AGENTS OF
                 INDEPENDENT RESEARCH AGENCY FOR LIFE INSURANCE, INC.*

1.   NAME AND PURPOSE. This plan is established by Independent Research
     Agency for Life Insurance, Inc. ("IRA") and its participating affiliates and will be known as the Mission Accomplishment Plan for a Select Group of Agents (hereinafter the "Plan"). The purpose of the Plan is to provide significant stock-based, incentive compensation opportunities agents who perform valuable services that significantly contribute to the success of IRA. Awards under the MAP plans will include stock options, dividend equivalent rights, and stock appreciation rights that provide holders the opportunity to participate in changes in a portion of the market value of IRA's common stock represented by annual changes in IRA's book value as described herein.

2.   DEFINITIONS. As used herein, the following definitions shall apply:

     a. "Award" refers either individually or collectively to the grant of MAP Units, the grant of Options, and the declaration of a Dividend Equivalent under the Plan.

     b.   "Board" means the Board of Directors of the Company.

     c. "Cause" means by reason of any of the following: (A) the Participant's conviction of, or plea of nolo contendere to, any felony or to any crime or offense causing harm to the Company or any of its subsidiaries or affiliates (whether or not for personal gain) or involving acts of moral turpitude, (B) the Participant's repeated intoxication by alcohol or drugs during the performance of his or her duties, (C) malfeasance in the conduct of the Participant's duties involving misuse or diversion of the Company's (or its affiliates') funds, embezzlement or willful and material misrepresentations or concealments or any written reports submitted to the Company (or its affiliates), (D) repeated material failure by the Participant to perform the duties of his or her employment including any insurance or investment industry ethical standard, (E) material failure by the Participant

----------------------

* THIS PLAN HAS BEEN PREPARED SOLELY FOR THE USE AND CONVENIENCE OF CLIENT'S LEGAL COUNSEL.

          to follow or comply with the reasonable and lawful written directives of the Board or the Participant's immediate supervisor, or (F) a material breach by the Participant of any written agreement between the Participant and the Company (or its affiliates), including without limitation any breach of any written non-competition covenant or written covenant by the Participant with respect to the non-disclosure of confidential information.

     d. "Certificate" means the written document evidencing individual Awards under the Plan prepared by the Company and delivered from time to time to Participants.

     e.   "Code" means the Internal Revenue Code of 1986, as amended.

     f. "Company" means Independent Research Agency for Life Insurance, Inc. and its participating affiliates that are subject to a joinder agreement with IRA as approved by the Board.

     g. "Declaration Date" means generally the date on which the Board declares a Dividend Equivalent.

     h. "DER" means a dividend equivalent right established under the MAP Agreement involving either, or a combination of, the following rights as determined in the Board's sole and absolute discretion:

          i) the right to receive a cash payment from time to time in connection with the declaration of Dividend Equivalents; and

          ii) the right to receive Shares with an intrinsic value (fair value less exercise price) at the Option Grant Date equal to the DER Unit Value.

          As referenced in this document, the phrase "Dividend Equivalent Right" bears no reflection or right to any dividend that may be declared or otherwise paid to the shareholders.

     i. "DER Unit Value" means the per unit value of a Dividend Equivalent measured as of a Declaration Date not otherwise immediately payable by the Company on the Dividend Payment Date.

     j. "Dividend Equivalent" means the per unit DER amount declared by the Board from time to time in its complete and sole discretion.


* THIS PLAN HAS BEEN PREPARED SOLELY FOR THE USE AND CONVENIENCE OF CLIENT'S LEGAL COUNSEL.

Prepared: 06/26/98                                                    2

     k. "Dividend Payment Date" means the date on which part or all of the Dividend Equivalent is payable to DER holders in the form of a cash payment or Options.

     l. "Disability" means the complete and permanent disability of a Participant as determined by the Company in its sole discretion with or without the opinion of a licensed physician.

     m. "Employee" for purposes of this Plan means any common law employee of the Company.

     n. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     o. "Exercise Date" means, in the case of a SAR, the date a Participant exercises the right to receive payment of the SAR Value in accordance with the procedures established by the Company. In the case of the transfer of Shares under an Option, the Exercise Date is the date a Participant exercises the right to receive a transfer of Shares in accordance with the procedures established by the Company.

     p. "Exercise Period" means the ten (10) year period beginning with the Grant Date provided, however, that the following special limitations apply:

          i) In the event of the Participant's separation from service with the Company for a reason other than for Cause, the Exercise Period will end thirty (30) days following such separation from service with the Company. The period following a termination of employment shall in no event extend beyond the original Exercise Period.

          ii) In the event of the Participant's separation from service for Cause from the Company, unpaid Awards under the Plan will lapse and any request for payment under the Plan will be null and void. For this purpose, a separation for Cause will be determined by the Company in its sole discretion.

          iii) In the event of the Participant's death or Disability at any time before the Exercise Date, the Exercise Period will end thirty (30)


* THIS PLAN HAS BEEN PREPARED SOLELY FOR THE USE AND CONVENIENCE OF CLIENT'S LEGAL COUNSEL.


Prepared: 06/26/98                                                       3
               days after the last day of the month during which the date of death or Disability occurs.

          Notwithstanding the foregoing, the Board may from time to time limit or extend the Exercise Period in its sole discretion.

     q.   "Grant Date" means:

          i) in the case of a SAR Award, the date set forth in the MAP Agreement or Certificate; and

          ii) in the case of an Option Award, the date set forth in the Option Agreement or Certificate.

     r. "IRA" means Independent Research Agency for Life Insurance, Inc., a Texas corporation with its home office located in Fort Worth, Texas.

     s. "MAP Agreement" means the agreement, evidenced by a Certificate, entered into by and between the Company and a Participant describing the terms and conditions of an Award of one or more MAP Units.

     t. "MAP Unit" refers collectively to a single SAR unit and a single DER unit that are granted together, in tandem, as specified by the Board.

     u. "Option" means an option granted pursuant to section 9 of this Plan to purchase one or more Shares.

     v. "Option Agreement" means a written agreement entered into by and between the Company and a Participant evidencing the award of an Option under the Plan that may accompany, or be incorporated into, the MAP Agreement.

     w. "Participant" means any individual who, in connection with the performance of services to IRA, is designated by the Board as eligible to receive an Award and evidenced by a MAP Agreement or an Option Agreement entered into between such eligible individual and the Company.

     x. "Plan" means this Mission Accomplishment Plan for a Select Group of Agents and is also commonly referred to as MAP Plan for Senior Management.


* THIS PLAN HAS BEEN PREPARED SOLELY FOR THE USE AND CONVENIENCE OF CLIENT'S LEGAL COUNSEL.

PREPARED: 06/26/98                                                        4

     y. "SAR" refers to a "stock appreciation right," or the right to participate with other SAR unit holders in any appreciation in the SAR Value of the Company.

     z. "SAR Unit Value" means the amount declared from time to time by the Board pursuant to a formal written policy representing the Company's cumulative earnings net of corporate tax payments, measured on a per SAR Unit basis since the inception of the Plan, and determined using the Company's audited financial statements prepared in accordance with generally accepted accounting principles. For this purpose, and unless declared otherwise by the Board in its complete and sole discretion, the term SAR Unit Value will not include the effect of reporting the Company's investments at market value as required by Financial Accounting Standard (FAS) 115.

    aa. "SAR Value" means the intrinsic value of a SAR measured as the difference between (a) the per SAR Unit Value as of the Exercise Date, and (b) the per SAR Unit Value of as of the Grant Date, adjusted for SAR Unit splits, SAR Unit recapitalizations and similar changes declared from time to time by the Board in its sole discretion.

    bb. "Shares" means the shares of mutual funds or other such property identified and referenced in the Option Agreement, but may in no way be expanded to include units of any money market funds or other cash equivalents.

3. TERM OF PLAN. The Plan shall become effective on the date it is approved by the Board and adopted by the Company and shall continue in effect until terminated, at the sole discretion of the Board, pursuant to paragraph 15.

4. ELIGIBILITY. The Board will designate Participants eligible to receive and hold MAP Units and Options under the Plan from time to time in its sole discretion.

5. MAP UNITS AVAILABLE FOR AWARD. The aggregate number of MAP Units, including the relative number of underlying SAR units and DER units, available for Award shall be established from time to time by the Board in its sole discretion.

6. AWARD OF MAP UNITS. From time to time, the Board will declare an Award of MAP Units to designated Participants as of a Grant Date. Initially, each MAP

* THIS PLAN HAS BEEN PREPARED SOLELY FOR THE USE AND CONVENIENCE OF CLIENT'S LEGAL COUNSEL.

PREPARED: 06/26/98                                                        5

     Unit will represent one SAR and one DER. For each designated Participant, the Award of MAP Units will be subject to the terms of the MAP Agreement and evidenced by a Certificate. Awards will be subject to such additional terms and conditions as may be established from time to time by the Board. The MAP Agreement and accompanying Certificate will identify the number of MAP Units awarded (including, where necessary, the number of underlying SAR units and DER units), the SAR Unit Value at the Grant Date, the effective date of DER unit participation in Dividend Equivalents, and the Exercise Period. Authorized officers of the Company will execute MAP Agreements and issue Certificates on behalf of the Company upon instructions from the Board.

7. SAR AWARDS. The Award of MAP Units will involve a grant of SAR units to designated Participants by the Company and the holding and exercise of such SAR units by such Participants are subject to the following terms and conditions:

     a. PERIODIC REPORTING OF SAR UNIT VALUE AND SAR VALUE. The SAR Unit Value as of the Grant Date shall be determined and declared pursuant to a written Board policy and evidenced on the Certificate. Thereafter, SAR Unit Value will be established by the Board and reported annually in the Company's annual report to stockholders. The Company will periodically report to each Participant with respect to each Award the number of SAR units and the current SAR Value.

     b. EXERCISE. Participants holding a SAR may only exercise their right to receive payment of the SAR Value within 30 days immediately following termination or separation from the Company or upon lapse of the Exercise Period using such forms and in accordance with such procedures as may be established from time to time by the Company. The exercise is subject to the terms and conditions set forth in the MAP Agreement. Except as otherwise provided in the MAP Agreement, a SAR Award will be fully vested as of the Grant Date. Limitations regarding the number and timing of SAR exercises may be established from time to time by the Board in its sole discretion. All rights of a Participant under a SAR lapse as of the last day of the Exercise Period. After the close of the Exercise Period the SAR is canceled and any subsequent request to exercise the SAR is null and void.

     c. PAYMENT. The form and timing of payment of the SAR Value following the Exercise Date shall be determined by the Board in its sole discretion. Such form of payment may include, but is not limited to a lump sum cash payment or an Option under section 9 of the Plan below.


* THIS PLAN HAS BEEN PREPARED SOLELY FOR THE USE AND CONVENIENCE OF CLIENT'S LEGAL COUNSEL.

PREPARED: 06/26/98                                                        6

     d. COMPANY EXERCISE OF SAR. The Company may unilaterally exercise SARs on behalf of certain SAR holders in accordance with the terms of a written policy established from time to time by the Board in its sole discretion.

     e.   CANCELLATION. Exercise of a Participant's SARs cancels the MAP
          Units.

8. DER AWARDS. The Award of MAP Units will involve the grant of DER by the Company and the holding and exercise of such DERs by designated Participants are subject to the following terms and conditions:

     a. DECLARATION OF DIVIDEND EQUIVALENTS. As of any Declaration Date, the Board may declare a Dividend Equivalent based on the financial performance and profitability of the Company. The Declaration Date will generally occur within ninety (90) days following the close of the Company's fiscal year, or at such other time as determined by the Board in its sole discretion.

     b. PAYMENT OF DIVIDEND EQUIVALENTS. On the Declaration Date, the Board in its sole discretion will declare the portion of the Dividend Equivalent, if any, to be paid in the form of a lump sum cash payment to holders of DERs. Such payment will be made only to DER holders of record as of such Declaration Date. Payments are made as determined by the Company on the Dividend Payment Date.

     c. OPTION GRANTS. The portion of the per DER unit Dividend Equivalent not otherwise declared as payable in the form of a cash payment by the Company, if any, will be declared by the Board as DER Unit Value subject to the Option under section 9 of the Plan below.

     d. CANCELLATION. Participant's DERs are canceled when their SARs are exercised in accordance with section 7.

* THIS PLAN HAS BEEN PREPARED SOLELY FOR THE USE AND CONVENIENCE OF CLIENT'S LEGAL COUNSEL.

PREPARED: 06/26/98                                                         7

9.   OPTION AWARDS

     a. SHARES SUBJECT TO THE PLAN. The aggregate number and type of Shares subject to Options will be fully described in each Option Agreement.

     b. ELIGIBILITY. The Board will name Participants eligible to receive Options under the Plan from time to time in its sole discretion.

     c. GRANT OF OPTIONS. The Board shall determine the number of Shares to be offered from time to time and grant Options under the Plan. The grant of Options shall be evidenced by written Option Agreements containing such terms and provisions as approved by the Board. Officers of the Company shall execute Option Agreements on behalf of the Company upon instructions from the Board.

     d. AMOUNT OF THE OPTION AWARD. The number of Shares granted under the Plan will be determined as follows:

          i) In the case of Options in connection with exercise of a SAR, the intrinsic value (the fair value less the exercise price) of the Shares determined as of the Option Grant Date will equal the SAR Value determined as of the SAR Exercise Date.

          ii) In the case of an Option grant in connection with the declaration of Dividend Equivalents, the intrinsic value of the Shares at the Option Grant Date will equal the DER Unit Value determined as of the Dividend Declaration Date.

     e. TIME OF GRANT OF OPTIONS. The Grant Date of an Option under the Plan shall, for all purposes, be the date on which the Board awards the Option, as evidenced by the execution of an Option Agreement.

     f. EXERCISE PRICE. The Option exercise price for each Share shall be expressed in each Option Agreement provided, however, the exercise price shall be not less than 25 percent of the fair market value of a Share on the date of grant of the Option. Fair market value on any day of reference shall be the closing price of the Share on such date, unless the Board, in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the closing price of the Share on any business day shall be (i) if the Share is listed or admitted for trading on any United States national securities exchange, the last reported sale price of Share on such exchange,

* THIS PLAN HAS BEEN PREPARED SOLELY FOR THE USE AND CONVENIENCE OF CLIENT'S LEGAL COUNSEL.

PREPARED: 06/26/98                                                         8
          as reported in any newspaper of general circulation, (ii) if the Share is not listed or admitted for trading on any United States national securities exchange, the average of the high and low sale prices of the Share for such a day reported on The Nasdaq SmallCap Market or a comparable consolidated transaction reporting system, or if no sales are reported for such day, such average for the most recent business day within five business days before such day which sales are reported, or (iii) if neither clause (i) or (ii) is applicable, the average between the lowest bid and highest asked quotations for the Share on such day as reported by The Nasdaq SmallCap Market or the National Quotation Bureau, Incorporated, if at least two securities dealers have inserted both bid and asked quotations for the Share on at least 5 of the 10 preceding business days.

     g. EXERCISE. Participants holding an Option may exercise their right to tender the Option price and receive the Shares at any time during the Exercise Period using such forms and in accordance with such procedures as may be established from time to time by the Company. The exercise is subject to the terms and conditions set forth in the Option Agreement. Except as otherwise provided in the Option Agreement, an Option Award will be fully vested and immediately exercisable as of the Grant Date. Limitations regarding the number and timing of Option exercises may be established from time to time by the Board in its sole discretion. All rights of a Participant under an Option lapse as of the last day of the Exercise Period. After the close of the Exercise Period the Option is canceled and any subsequent request to exercise the Option is null and void.

     h. OPTION FINANCING. Upon the exercise of any Option granted under the Plan, the Participant may instruct the Company to sell a number of Shares otherwise deliverable to the Participant and attributable to the exercise of the Option in order to pay the exercise price of the Option. The Board may, in its sole discretion, make financing available to the Participant to facilitate the exercise of the Option, subject to such terms as the Board may specify.

     i. SUBSTITUTION OF OPTION. If a Participant has been granted an Option to purchase Shares under an Option Agreement, then except as limited by the terms of the Option Agreement, the Participant may direct that the Option be converted into an Option to purchase other Shares as permitted by the Option Agreement. Such substitution shall only be allowed to the extent that, immediately following the substitution, the difference between the fair market value of the Shares subject to the substituted Option and the


* THIS PLAN HAS BEEN PREPARED SOLELY FOR THE USE AND CONVENIENCE OF CLIENT'S LEGAL COUNSEL.

PREPARED: 06/26/98                                                      9
          exercise price of the substituted Option is no greater than the difference which existed immediately prior to the substitution between the fair market value of the Shares subject to the original Option and the exercise price of the original Option.

     j. COMPANY EXERCISE OF OPTION. The Company may unilaterally exercise one or more Options on behalf of the holder in accordance with the terms of a written policy established from time to time by the Board in its sole discretion.

     k. EMPLOYEE ELECTIONS. The Company in its sole discretion may request that Participants sign a special election as a condition of the Share grant.

10. WITHHOLDING OF TAXES. The Board may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Award including, but not limited to, the withholding of the payment of the SAR Value of all or any portion of such Awards until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, canceling any portion of such Awards in an amount sufficient to reimburse itself for the amount it is required to so withhold, or taking any other action reasonably required to satisfy the Company's withholding obligation.

11. MODIFICATION OF AWARD. Subject to section 15, the Board may, from time to time, modify, extend, or renew any outstanding Award, provided that such modification, extension. or renewal shall not impair the Award without the consent of the affected Participant.

12. FORFEITURE AND RIGHT OF OFFSET. The Board will establish policies from time to time regarding the forfeiture of Awards. Part or all of a Participant's Awards under the Plan may be forfeited by the Company in its sole discretion in the event:

     a. the Participant violates the Company's policy regarding non-competition;

     b. the Participant separates from service with the Company for Cause as determined by the Board in its sole discretion; and

     c. the Company exercises its right to hold or offset payments of Awards under the Plan in accordance with the applicable provisions of the

* THIS PLAN HAS BEEN PREPARED SOLELY FOR THE USE AND CONVENIENCE OF CLIENT'S LEGAL COUNSEL.

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

          Participant's applicable employment or agent agreement with the Company.

     Forfeited, lapsed, or waived MAP Units or other Awards under the Plan revert to the Company.

13. ADMINISTRATION OF THE PLAN. The Board, in its sole discretion, will designate an officer of the Company to exercise discretionary power and control in the administration of the Plan. This authority includes the power:

     a. to interpret the Plan and ascribe one or more meanings to Plan terms where deemed necessary or appropriate in it sole discretion;

     b. to prescribe, amend and rescind procedures, protocols, forms, rules and other requirements relating to the day-to-day administration of the Plan;

     c. to engage service providers to assist in the administration of the Plan; and

     d. to make such other determinations in the exercise of such discretionary power and authority as may be necessary or advisable in the administration of the Plan.

14. RELATIONSHIP TO THE COMPANY. Nothing in the Plan or any accompanying document, including the MAP Agreement, Option Agreement, or Certificate shall give any Participant the right to continue in the service of the Company or affect the right of the Company to terminate such service relationship of any such person with or without Cause. Awards under the Plan do not affect any other commission or compensation plan of the Company.

15. AMENDMENT AND TERMINATION OF THE PLAN. The Board, in its sole discretion, may alter, suspend or discontinue the Plan at any time, in whole or in part without regard to past practice or policy and without notice to Participants. No alteration, suspension, or discontinuance shall impair the rights of any Participant except to the extent necessary to comply with any provision of federal or applicable state laws.

16. PAYMENTS ON ACCOUNT OF DEATH OR DISABILITY. In the event of the Participant's death or Disability at any time before the Exercise Date, the Exercise Period will end thirty (30) days after the last day of the month during which the date of death or Disability occurs, Company will make any cash payments due under the Plan to the Participant within thirty (30) days of the month of Disability, and the

* THIS PLAN HAS BEEN PREPARED SOLELY FOR THE USE AND CONVENIENCE OF CLIENT'S LEGAL COUNSEL.

PREPARED: 06/26/98                                                         11
     personal representative of the Participant's estate in the event of death provided, however, that the Company in its sole discretion may delay payment until such time as a personal representative of the deceased's estate is appointed and qualified.

17. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Texas.

18. ASSIGNMENT AND TRANSFER. MAP Units and the right of the Participant or any other person to the payment of an Award under the Plan shall not be assigned, and shall not be subject in any manner to anticipation, alienation, sale, transfer, pledge, encumbrance, attachment, or garnishment by creditors of such Participant or other person claiming rights through the Participant; provided, however, that the Company may in its sole discretion permit the transfer of some or all of the Participant's rights under this Plan in connection with certain estate planning transactions of the Participant that are approved by the Company. Transfer may be conditioned on the Participant's agreement to enter into an indemnification agreement with the Company in a form and manner prescribed by the Company for all claims arising in connection with the transfer.

19. DISPUTES. The interpretations and construction of the Company shall be binding and conclusive on all persons and for all purposes. Any disagreements about such interpretations and construction shall be submitted to an arbitrator subject to the rules and procedures established by the American Arbitration Association, and the costs of arbitration shall be paid equally by the Company and the Participant. No officer of the Corporation or member of the Board shall be liable to any person for any action taken hereunder, except those actions undertaken with lack of good faith.

20. UNFUNDED OBLIGATION. The rights of the Participant, and any other person claiming through the Participant, shall solely be those of an unsecured general creditor of the Company. The Participant, and any person claiming through the Participant, shall only have the right to receive from the Company those payments as specified under the Plan. The Participant, and any other person claiming through the Participant, shall have no rights or interest whatsoever in any specific asset of the Employer except as set forth under section 9 of the Plan.

21. SEVERABILITY OF PROVISIONS. Should any provision of the Plan be determined to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if such provision had never been inserted herein.

* THIS PLAN HAS BEEN PREPARED SOLELY FOR THE USE AND CONVENIENCE OF CLIENT'S LEGAL COUNSEL.

PREPARED: 06/26/98                                                        12

22. RIGHTS AS A SHAREHOLDER. The MAP is not intended to confer any rights of a stockholder to any holder of MAP unit including, but not limited to, the right to vote any share of common stock or the right to receive dividends on shares of Company stock.

     IN WITNESS WHEREOF, Independent Research Agency for Life Insurance, Inc. has caused this Plan to be executed by its duly authorized officer effective as of July 1, 1998.

                                  INDEPENDENT RESEARCH AGENCY
                                  FOR LIFE INSURANCE, INC.

                                  By:
                                        ----------------------------------------
                                        Lamar C. Smith, Chief Executive Officer

                                  Date:
                                        ----------------------------------------












* THIS PLAN HAS BEEN PREPARED SOLELY FOR THE USE AND CONVENIENCE OF CLIENT'S LEGAL COUNSEL.

PREPARED: 06/26/98                                                           13

                      MISSION ACCOMPLISHMENT PLAN (MAP)
                   FOR A SELECT GROUP OF KEY EMPLOYEES OF
             INDEPENDENT RESEARCH AGENCY FOR LIFE INSURANCE, INC.*

1. NAME AND PURPOSE. This plan is established by Independent Research Agency for Life Insurance, Inc. ("IRA") and its participating affiliates and will be known as the Mission Accomplishment Plan for a Select Group of Key Employees (hereinafter the "Plan"). The purpose of the Plan is to provide significant stock-based, incentive compensation opportunities to a select group of key employees who perform valuable services that significantly contribute to the success of IRA. Awards under the MAP plans will include stock options, dividend equivalent rights, and stock appreciation rights that provide holders the opportunity to participate in changes in a portion of the market value of IRA's common stock represented by annual changes in IRA's book value as described herein.

2.   DEFINITIONS. As used herein, the following definitions shall apply:

     a. "Award" refers either individually or collectively to the grant of MAP Units, the grant of Options, and the declaration of a Dividend Equivalent under the Plan.

     b.   "Board" means the Board of Directors of the Company.

     c. "Cause" means by reason of any of the following: (A) the Participant's conviction of, or plea of nolo contendere to, any felony or to any crime or offense causing harm to the Company or any of its subsidiaries or affiliates (whether or not for personal gain) or involving acts of moral turpitude, (B) the Participant's repeated intoxication by alcohol or drugs during the performance of his or her duties, (C) malfeasance in the conduct of the Participant's duties involving misuse or diversion of the Company's (or its affiliates') funds, embezzlement or willful and material misrepresentations or concealments or any written reports submitted to the Company (or its affiliates), (D) repeated material failure by the Participant to perform the duties of his or her employment including any insurance or investment industry ethical standard,
          (E) material failure by the Participant

--------------------------
* THIS PLAN HAS BEEN PREPARED SOLELY FOR THE USE AND CONVENIENCE OF CLIENT'S
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

          to follow or comply with the reasonable and lawful written directives of the Board or the Participant's immediate supervisor, or (F) a material breach by the Participant of any written agreement between the Participant and the Company (or its affiliates), including without limitation any breach of any written non-competition covenant or written covenant by the Participant with respect to the non-disclosure of confidential information.

     d. "Certificate" means the written document evidencing individual Awards under the Plan prepared by the Company and delivered from time to time to Participants.

     e.   "Code" means the Internal Revenue Code of 1986, as amended.

     f. "Company" means Independent Research Agency for Life Insurance, Inc. and its participating affiliates that are subject to a joinder agreement with IRA as approved by the Board.

     g. "Declaration Date" means generally the date on which the Board declares a Dividend Equivalent.

     h. "DER" means a dividend equivalent right established under the MAP Agreement involving either, or a combination of, the following rights as determined in the Board's sole and absolute discretion:

          i) the right to receive a cash payment from time to time in connection with the declaration of Dividend Equivalents; and

          ii) the right to receive Shares with an intrinsic value (fair value less exercise price) at the Option Grant Date equal to the DER Unit Value.

          As referenced in this document, the phrase "Dividend Equivalent Right" bears no reflection or right to any dividend that may be declared or otherwise paid to the shareholders.

     i. "DER Unit Value" means the per unit value of a Dividend Equivalent measured as of a Declaration Date not otherwise immediately payable by the Company on the Dividend Payment Date.

     j. "Dividend Equivalent" means the per unit DER amount declared by the Board from time to time in its complete and sole discretion.

* THIS PLAN HAS BEEN PREPARED SOLELY FOR THE USE AND CONVENIENCE OF CLIENT'S LEGAL COUNSEL.

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     k.   "Dividend Payment Date" means the date on which part or all of the
          Dividend Equivalent is payable to DER holders in the form of a cash payment or Options.

     l. "Disability" means the complete and permanent disability of a Participant as determined by the Company in its sole discretion with or without the opinion of a licensed physician.

     m. "Employee" for purposes of this Plan means any common law employee of the Company.

     n. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     o. "Exercise Date" means, in the case of a SAR, the date a Participant exercises the right to receive payment of the SAR Value in accordance with the procedures established by the Company. In the case of the transfer of Shares under an Option, the Exercise Date is the date a Participant exercises the right to receive a transfer of Shares in accordance with the procedures established by the Company.

     p. "Exercise Period" means the five (5) year period beginning with the Grant Date provided, however, that the following special limitations apply:

          i) In the event of the Participant's separation from service with the Company for a reason other than for Cause, the Exercise Period will end thirty (30) days following such separation from service with the Company. The period following a termination of employment shall in no event extend beyond the original Exercise Period.

          ii) In the event of the Participant's separation from service for Cause from the Company, unpaid Awards under the Plan will lapse and any request for payment under the Plan will be null and void. For this purpose, a separation for Cause will be determined by the Company in its sole discretion.

          iii) In the event of the Participant's death or Disability at any time before the Exercise Date, the Exercise Period will end thirty (30)

* THIS PLAN HAS BEEN PREPARED SOLELY FOR THE USE AND CONVENIENCE OF CLIENT'S LEGAL COUNSEL.

PREPARED: 06/26/98                                                             3
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               days after the last day of the month during which the date of death or Disability occurs.

          Notwithstanding the foregoing, the Board may from time to time limit or extend the Exercise Period in its sole discretion.

     q.   "Grant Date" means:

          i) in the case of a SAR Award, the date set forth in the MAP Agreement or Certificate; and

          ii) in the case of an Option Award, the date set forth in the Option Agreement or Certificate.

     r. "IRA" means Independent Research Agency for Life Insurance, Inc., a Texas corporation with its home office located in Fort Worth, Texas.

     s. "MAP Agreement" means the agreement, evidenced by a Certificate, entered into by and between the Company and a Participant describing the terms and conditions of an Award of one or more MAP Units.

     t. "MAP Unit" refers collectively to a single SAR unit and a single DER unit that are granted together, in tandem, as specified by the Board.

     u. "Option" means an option granted pursuant to section 9 of this Plan to purchase one or more Shares.

     v. "Option Agreement" means a written agreement entered into by and between the Company and a Participant evidencing the award of an Option under the Plan that may accompany, or be incorporated into, the MAP Agreement.

     w. "Participant" means any individual who, in connection with the performance of services to IRA, is designated by the Board as eligible to receive an Award and evidenced by a MAP Agreement or an Option Agreement entered into between such eligible individual and the Company.

     x. "Plan" means this Mission Accomplishment Plan for a Select Group of Key Employees and is also commonly referred to as MAP Plan for Senior Management.

* THIS PLAN HAS BEEN PREPARED SOLELY FOR THE USE AND CONVENIENCE OF CLIENT'S LEGAL COUNSEL.

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     y.   "SAR" refers to a "stock appreciation right," or the right to participate with other SAR unit holders in any appreciation in the SAR Value of the Company.

     z. "SAR Unit Value" means the amount declared from time to time by the Board pursuant to a formal written policy representing the Company's cumulative earnings net of corporate tax payments, measured on a per SAR Unit basis since the inception of the Plan, and determined using the Company's audited financial statements prepared in accordance with generally accepted accounting principles. For this purpose, and unless declared otherwise by the Board in its complete and sole discretion, the term SAR Unit Value will not include the effect of reporting the Company's investments at market value as required by Financial Accounting Standard (FAS) 115.

     aa. "SAR Value" means the intrinsic value of a SAR measured as the difference between (a) the per SAR Unit Value as of the Exercise Date, and (b) the per SAR Unit Value of as of the Grant Date, adjusted for SAR Unit splits, SAR Unit recapitalizations and similar changes declared from time to time by the Board in its sole discretion.

     bb. "Shares" means the shares of mutual funds or other such property identified and referenced in the Option Agreement, but may in no way be expanded to include units of any money market funds or other cash equivalents.

3. TERM OF PLAN. The Plan shall become effective on the date it is approved by the Board and adopted by the Company and shall continue in effect until terminated, at the sole discretion of the Board, pursuant to paragraph 15.

4. ELIGIBILITY. The Board will designate Participants eligible to receive and hold MAP Units and Options under the Plan from time to time in its sole discretion.

5. MAP UNITS AVAILABLE FOR AWARD. The aggregate number of MAP Units, including the relative number of underlying SAR units and DER units, available for Award shall be established from time to time by the Board in its sole discretion.

6. AWARD OF MAP UNITS. From time to time, the Board will declare an Award of MAP Units to designated Participants as of a Grant Date. Initially, each MAP

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     Unit will represent one SAR and one DER. For each designated
     Participant, the Award of MAP Units will be subject to the terms of the MAP Agreement and evidenced by a Certificate. Awards will be subject to such additional terms and conditions as may be established from time to time by the Board. The MAP Agreement and accompanying Certificate will identify the number of MAP Units awarded (including, where necessary, the number of underlying SAR units and DER units), the SAR Unit Value at the Grant Date, the effective date of DER unit participation in Dividend Equivalents, and the Exercise Period. Authorized officers of the Company will execute MAP Agreements and issue Certificates on behalf of the Company upon instructions from the Board.

7. SAR AWARDS. The Award of MAP Units will involve a grant of SAR units to designated Participants by the Company and the holding and exercise of such SAR units by such Participants are subject to the following terms and conditions:

     a. PERIODIC REPORTING OF SAR UNIT VALUE AND SAR VALUE. The SAR Unit Value as of the Grant Date shall be determined and declared pursuant to a written Board policy and evidenced on the Certificate. Thereafter, SAR Unit Value will be established by the Board and reported annually in the Company's annual report to stockholders. The Company will periodically report to each Participant with respect to each Award the number of SAR units and the current SAR Value.

     b. EXERCISE. Participants holding a SAR may only exercise their right to receive payment of the SAR Value within 30 days immediately following termination or separation from the Company or upon lapse of the Exercise Period using such forms and in accordance with such procedures as may be established from time to time by the Company. The exercise is subject to the terms and conditions set forth in the MAP Agreement. Except as otherwise provided in the MAP Agreement, a SAR Award will be fully vested as of the Grant Date. Limitations regarding the number and timing of SAR exercises may be established from time to time by the Board in its sole discretion. All rights of a Participant under a SAR lapse as of the last day of the Exercise Period. After the close of the Exercise Period the SAR is canceled and any subsequent request to exercise the SAR is null and void.

     c. PAYMENT. The form and timing of payment of the SAR Value following the Exercise Date shall be determined by the Board in its sole discretion. Such form of payment may include, but is not limited to a lump sum cash payment or an Option under section 9 of the Plan below.

* THIS PLAN HAS BEEN PREPARED SOLELY FOR THE USE AND CONVENIENCE OF CLIENT'S
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

     d. COMPANY EXERCISE OF SAR. The Company may unilaterally exercise SARs on behalf of certain SAR holders in accordance with the terms of a written policy established from time to time by the Board in its sole discretion.

     e.   CANCELLATION. Exercise of a Participant's SARs cancels the MAP Units.

8. DER AWARDS. The Award of MAP Units will involve the grant of DER by the Company and the holding and exercise of such DERs by designated Participants are subject to the following terms and conditions:

     a. DECLARATION OF DIVIDEND EQUIVALENTS. As of any Declaration Date, the Board may declare a Dividend Equivalent based on the financial performance and profitability of the Company. The Declaration Date will generally occur within ninety (90) days following the close of the Company's fiscal year, or at such other time as determined by the Board in its sole discretion.

     b. PAYMENT OF DIVIDEND EQUIVALENTS. On the Declaration Date, the Board in its sole discretion will declare the portion of the Dividend Equivalent, if any, to be paid in the form of a lump sum cash payment to holders of DERs. Such payment will be made only to DER holders of record as of such Declaration Date. Payments are made as determined by the Company on the Dividend Payment Date.

     c. OPTION GRANTS. The portion of the per DER unit Dividend Equivalent not otherwise declared as payable in the form of a cash payment by the Company, if any, will be declared by the Board as DER Unit Value subject to the Option under section 9 of the Plan below.

     d. CANCELLATION. Participant's DERs are canceled when their SARs are exercised in accordance with section 7.













* THIS PLAN HAS BEEN PREPARED SOLELY FOR THE USE AND CONVENIENCE OF CLIENT'S LEGAL COUNSEL.

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

9.   OPTION AWARDS

     a. SHARES SUBJECT TO THE PLAN. The aggregate number and type of Shares subject to Options will be fully described in each Option Agreement.

     b. ELIGIBILITY. The Board will name Participants eligible to receive Options under the Plan from time to time in its sole discretion.

     c. GRANT OF OPTIONS. The Board shall determine the number of Shares to be offered from time to time and grant Options under the Plan. The grant of Options shall be evidenced by written Option Agreements containing such terms and provisions as approved by the Board. Officers of the Company shall execute Option Agreements on behalf of the Company upon instructions from the Board.

     d. AMOUNT OF THE OPTION AWARD. The number of Shares granted under the Plan will be determined as follows:

          i) In the case of Options in connection with exercise of a SAR, the intrinsic value (the fair value less the exercise price) of the Shares determined as of the Option Grant Date will equal the SAR Value determined as of the SAR Exercise Date.

          ii) In the case of an Option grant in connection with the declaration of Dividend Equivalents, the intrinsic value of the Shares at the Option Grant Date will equal the DER Unit Value determined as of the Dividend Declaration Date.

     e. TIME OF GRANT OF OPTIONS. The Grant Date of an Option under the Plan shall, for all purposes, be the date on which the Board awards the Option, as evidenced by the execution of an Option Agreement.

     f. EXERCISE PRICE. The Option exercise price for each Share shall be expressed in each Option Agreement provided, however, the exercise price shall be not less than 25 percent of the fair market value of a Share on the date of grant of the Option. Fair market value on any day of reference shall be the closing price of the Share on such date, unless the Board, in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the closing price of the Share on any business day shall be (i) if the Share is listed or admitted for trading on any United States national securities exchange, the last reported sale price of Share on such exchange,

* THIS PLAN HAS BEEN PREPARED SOLELY FOR THE USE AND CONVENIENCE OF CLIENT'S LEGAL COUNSEL.

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

          as reported in any newspaper of general circulation, (ii) if the Share is not listed or admitted for trading on any United States national securities exchange, the average of the high and low sale prices of the Share for such a day reported on The Nasdaq SmallCap Market or a comparable consolidated transaction reporting system, or if no sales are reported for such day, such average for the most recent business day within five business days before such day which sales are reported, or (iii) if neither clause (i) or (ii) is applicable, the average between the lowest bid and highest asked quotations for the Share on such day as reported by The Nasdaq SmallCap Market or the National Quotation Bureau, Incorporated, if at least two securities dealers have inserted both bid and asked quotations for the Share on at least 5 of the 10 preceding business days.

     g. EXERCISE. Participants holding an Option may exercise their right to tender the Option price and receive the Shares at any time during the Exercise Period using such forms and in accordance with such procedures as may be established from time to time by the Company. The exercise is subject to the terms and conditions set forth in the Option Agreement. Except as otherwise provided in the Option Agreement, an Option Award will be fully vested and immediately exercisable as of the Grant Date. Limitations regarding the number and timing of Option exercises may be established from time to time by the Board in its sole discretion. All rights of a Participant under an Option lapse as of the last day of the Exercise Period. After the close of the Exercise Period the Option is canceled and any subsequent request to exercise the Option is null and void.

     h. OPTION FINANCING. Upon the exercise of any Option granted under the Plan, the Participant may instruct the Company to sell a number of Shares otherwise deliverable to the Participant and attributable to the exercise of the Option in order to pay the exercise price of the Option. The Board may, in its sole discretion, make financing available to the Participant to facilitate the exercise of the Option, subject to such terms as the Board may specify.

     i. SUBSTITUTION OF OPTION. If a Participant has been granted an Option to purchase Shares under an Option Agreement, then except as limited by the terms of the Option Agreement, the Participant may direct that the Option be converted into an Option to purchase other Shares as permitted by the Option Agreement. Such substitution shall only be allowed to the extent that, immediately following the substitution, the difference between the fair market value of the Shares subject to the substituted Option and the


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          exercise price of the substituted Option is no greater than the difference which existed immediately prior to the substitution between the fair market value of the Shares subject to the original Option and the exercise price of the original Option.

     j. COMPANY EXERCISE OF OPTION. The Company may unilaterally exercise one or more Options on behalf of the holder in accordance with the terms of a written policy established from time to time by the Board in its sole discretion.

     k. EMPLOYEE ELECTIONS. The Company in its sole discretion may request that Participants sign a special election as a condition of the Share grant.

10. WITHHOLDING OF TAXES. The Board may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Award including, but not limited to, the withholding of the payment of the SAR Value of all or any portion of such Awards until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, canceling any portion of such Awards in an amount sufficient to reimburse itself for the amount it is required to so withhold, or taking any other action reasonably required to satisfy the Company's withholding obligation.

11. MODIFICATION OF AWARD. Subject to section 15, the Board may, from time to time, modify, extend, or renew any outstanding Award, provided that such modification, extension, or renewal shall not impair the Award without the consent of the affected Participant.

12. FORFEITURE AND RIGHT OF OFFSET. The Board will establish policies from time to time regarding the forfeiture of Awards. Part or all of a Participant's Awards under the Plan may be forfeited by the Company in its sole discretion in the event:

     a. the Participant violates the Company's policy regarding non-competition;

     b. the Participant separates from service with the Company for Cause as determined by the Board in its sole discretion; and

     c. the Company exercises its right to hold or offset payments of Awards under the Plan in accordance with the applicable provisions of the


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          Participant's applicable employment or agent agreement with the
          Company.

     Forfeited, lapsed, or waived MAP Units or other Awards under the Plan revert to the Company.

13. ADMINISTRATION OF THE PLAN. The Board, in its sole discretion, will designate an officer of the Company to exercise discretionary power and control in the administration of the Plan. This authority includes the power:

     a. to interpret the Plan and ascribe one or more meanings to Plan terms where deemed necessary or appropriate in it sole discretion;

     b. to prescribe, amend and rescind procedures, protocols, forms, rules and other requirements relating to the day-to-day administration of the Plan;

     c. to engage service providers to assist in the administration of the Plan; and

     d. to make such other determinations in the exercise of such discretionary power and authority as may be necessary or advisable in the administration of the Plan.

14. RELATIONSHIP TO THE COMPANY. Nothing in the Plan or any accompanying document, including the MAP Agreement, Option Agreement, or Certificate shall give any Participant the right to continue in the service of the Company or affect the right of the Company to terminate such service relationship of any such person with or without Cause. Awards under the Plan do not affect any other commission or compensation plan of the Company.

15. AMENDMENT AND TERMINATION OF THE PLAN. The Board, in its sole discretion, may alter, suspend or discontinue the Plan at any time, in whole or in part without regard to past practice or policy and without notice to Participants. No alteration, suspension, or discontinuance shall impair the rights of any Participant except to the extent necessary to comply with any provision of federal or applicable state laws.

16. PAYMENTS ON ACCOUNT OF DEATH OR DISABILITY. In the event of the Participant's death or Disability at any time before the Exercise Date, the Exercise Period will end thirty (30) days after the last day of the month during which the date of death or Disability occurs, Company will make any cash payments due under the Plan to the Participant within thirty (30) days of the month of Disability, and the

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

     personal representative of the Participant's estate in the event of death provided, however, that the Company in its sole discretion may delay payment until such time as a personal representative of the deceased's estate is appointed and qualified.

17. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Texas.

18. ASSIGNMENT AND TRANSFER. MAP Units and the right of the Participant or any other person to the payment of an Award under the Plan shall not be assigned, and shall not be subject in any manner to anticipation, alienation, sale, transfer, pledge, encumbrance, attachment, or garnishment by creditors of such Participant or other person claiming rights through the Participant; provided, however, that the Company may in its sole discretion permit the transfer of some or all of the Participant's rights under this Plan in connection with certain estate planning transactions of the Participant that are approved by the Company. Transfer may be conditioned on the Participant's agreement to enter into an indemnification agreement with the Company in a form and manner prescribed by the Company for all claims arising in connection with the transfer.

19. DISPUTES. The interpretations and construction of the Company shall be binding and conclusive on all persons and for all purposes. Any disagreements about such interpretations and construction shall be submitted to an arbitrator subject to the rules and procedures established by the American Arbitration Association, and the costs of arbitration shall be paid equally by the Company and the Participant. No officer of the Corporation or member of the Board shall be liable to any person for any action taken hereunder, except those actions undertaken with lack of good faith.

20. UNFUNDED OBLIGATION. The rights of the Participant, and any other person claiming through the Participant, shall solely be those of an unsecured general creditor of the Company. The Participant, and any person claiming through the Participant, shall only have the right to receive from the Company those payments as specified under the Plan. The Participant, and any other person claiming through the Participant, shall have no rights or interest whatsoever in any specific asset of the Employer except as set forth under section 9 of the Plan.

21. SEVERABILITY OF PROVISIONS. Should any provision of the Plan be determined to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if such provision had never been inserted herein.

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22.  RIGHTS AS A SHAREHOLDER. The MAP is not intended to confer any rights of a stockholder to any holder of MAP unit including, but not limited to, the right to vote any share of common stock or the right to receive dividends on shares of Company stock.

     IN WITNESS WHEREOF, Independent Research Agency for Life Insurance, Inc. has caused this Plan to be executed by its duly authorized officer effective as of July 1, 1998.

                                  INDEPENDENT RESEARCH AGENCY
                                  FOR LIFE INSURANCE, INC.

                                  By:
                                        ----------------------------------------
                                        Lamar C. Smith, Chief Executive Officer

                                  Date:
                                        ----------------------------------------


















* THIS PLAN HAS BEEN PREPARED SOLELY FOR THE USE AND CONVENIENCE OF CLIENT'S LEGAL COUNSEL.

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

                      MISSION ACCOMPLISHMENT PLAN (MAP)
           FOR A SELECT GROUP OF HIGHLY COMPENSATED EMPLOYEES OF
           INDEPENDENT RESEARCH AGENCY FOR LIFE INSURANCE, INC.*

1. NAME AND PURPOSE. This plan is established by Independent Research Agency for Life Insurance, Inc. ("IRA") and its participating affiliates and will be known as the Mission Accomplishment Plan for a Select Group of Highly Compensated Employees (hereinafter the "Plan"). The purpose of the Plan is to provide significant stock-based, incentive compensation opportunities to a select group of highly compensated employees who perform valuable services that significantly contribute to the success of IRA. Awards under the MAP plans will include stock options, dividend equivalent rights, and stock appreciation rights that provide holders the opportunity to participate in changes in a portion of the market value of IRA's common stock represented by annual changes in IRA's book value as described herein.

2.   DEFINITIONS. As used herein, the following definitions shall apply:

     a. "Award" refers either individually or collectively to the grant of MAP Units, the grant of Options, and the declaration of a Dividend Equivalent under the Plan.

     b.   "Board" means the Board of Directors of the Company.

     c. "Cause" means by reason of any of the following: (A) the Participant's conviction of, or plea of nolo contendere to, any felony or to any crime or offense causing harm to the Company or any of its subsidiaries or affiliates (whether or not for personal gain) or involving acts of moral turpitude, (B) the Participant's repeated intoxication by alcohol or drugs during the performance of his or her duties, (C) malfeasance in the conduct of the Participant's duties involving misuse or diversion of the Company's (or its affiliates') funds, embezzlement or willful and material misrepresentations or concealments or any written reports submitted to the Company (or its affiliates), (D) repeated material failure by the Participant to perform the duties of his or her employment including any insurance or

----------------------
* THIS PLAN HAS BEEN PREPARED SOLELY FOR THE USE AND CONVENIENCE OF CLIENT'S
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

          investment industry ethical standard, (E) material failure by the Participant to follow or comply with the reasonable and lawful written directives of the Board or the Participant's immediate supervisor, or
          (F) a material breach by the Participant of any written agreement between the Participant and the Company (or its affiliates), including without limitation any breach of any written non-competition covenant or written covenant by the Participant with respect to the non-disclosure of confidential information.

     d. "Certificate" means the written document evidencing individual Awards under the Plan prepared by the Company and delivered from time to time to Participants.

     e.   "Code" means the Internal Revenue Code of 1986, as amended.

     f. "Company" means Independent Research Agency for Life Insurance, Inc. and its participating affiliates that are subject to a joinder agreement with IRA as approved by the Board.

     g. "Declaration Date" means generally the date on which the Board declares a Dividend Equivalent.

     h. "DER" means a dividend equivalent right established under the MAP Agreement involving either, or a combination of, the following rights as determined in the Board's sole and absolute discretion:

          i) the right to receive a cash payment from time to time in connection with the declaration of Dividend Equivalents; and

          ii) the right to receive Shares with an intrinsic value (fair value less exercise price) at the Option Grant Date equal to the DER Unit Value.

          As referenced in this document, the phrase "Dividend Equivalent Right" bears no reflection or right to any dividend that may be declared or otherwise paid to the shareholders.

     i. "DER Unit Value" means the per unit value of a Dividend Equivalent measured as of a Declaration Date not otherwise immediately payable by the Company on the Dividend Payment Date.

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LEGAL COUNSEL.

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     j.   "Dividend Equivalent" means the per unit DER amount declared by the
          Board from time to time in its complete and sole discretion.

     k. "Dividend Payment Date" means the date on which part or all of the Dividend Equivalent is payable to DER holders in the form of a cash payment or Options.

     l. "Disability" means the complete and permanent disability of a Participant as determined by the Company in its sole discretion with or without the opinion of a licensed physician.

     m. "Employee" for purposes of this Plan means any common law employee of the Company.

     n. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     o. "Exercise Date" means, in the case of a SAR, the date a Participant exercises the right to receive payment of the SAR Value in accordance with the procedures established by the Company. In the case of the transfer of Shares under an Option, the Exercise Date is the date a Participant exercises the right to receive a transfer of Shares in accordance with the procedures established by the Company.

     p. "Exercise Period" means the ten (10) year period beginning with the Grant Date provided, however, that the following special limitations apply:

          i) In the event of the Participant's separation from service with the Company for a reason other than for Cause, the Exercise Period will end thirty (30) days following such separation from service with the Company. The period following a termination of employment shall in no event extend beyond the original Exercise Period.

          ii) In the event of the Participant's separation from service for Cause from the Company, unpaid Awards under the Plan will lapse and any request for payment under the Plan will be null and void. For this purpose, a separation for Cause will be determined by the Company in its sole discretion.



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          iii) In the event of the Participant's death or Disability at any time before the Exercise Date, the Exercise Period will end thirty
               (30) days after the last day of the month during which the date of death or Disability occurs.

          Notwithstanding the foregoing, the Board may from time to time limit or extend the Exercise Period in its sole discretion.

     q.   "Grant Date" means:

          i) in the case of a SAR Award, the date set forth in the MAP Agreement or Certificate; and

          ii) in the case of an Option Award, the date set forth in the Option Agreement or Certificate.

     r. "IRA" means Independent Research Agency for Life Insurance, Inc., a Texas corporation with its home office located in Fort Worth, Texas.

     s. "MAP Agreement" means the agreement, evidenced by a Certificate, entered into by and between the Company and a Participant describing the terms and conditions of an Award of one or more MAP Units.

     t. "MAP Unit" refers collectively to a single SAR unit and a single DER unit that are granted together, in tandem, as specified by the Board.

     u. "Option" means an option granted pursuant to section 9 of this Plan to purchase one or more Shares.

     v. "Option Agreement" means a written agreement entered into by and between the Company and a Participant evidencing the award of an Option under the Plan that may accompany, or be incorporated into, the MAP Agreement.

     w. "Participant" means any individual who, in connection with the performance of services to IRA, is designated by the Board as eligible to receive an Award and evidenced by a MAP Agreement or an Option Agreement entered into between such eligible individual and the Company.


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     x.   "Plan" means this Mission Accomplishment Plan for a Select Group of
          Management and is also commonly referred to as MAP Plan for Senior Management.

     y. "SAR" refers to a "stock appreciation right," or the right to participate with other SAR unit holders in any appreciation in the SAR Value of the Company.

     z. "SAR Unit Value" means the amount declared from time to time by the Board pursuant to a formal written policy representing the Company's cumulative earnings net of corporate tax payments, measured on a per SAR Unit basis since the inception of the Plan, and determined using the Company's audited financial statements prepared in accordance with generally accepted accounting principles. For this purpose, and unless declared otherwise by the Board in its complete and sole discretion, the term SAR Unit Value will not include the effect of reporting the Company's investments at market value as required by Financial Accounting Standard (FAS) 115.

     aa. "SAR Value" means the intrinsic value of a SAR measured as the difference between (a) the per SAR Unit Value as of the Exercise Date, and (b) the per SAR Unit Value of as of the Grant Date, adjusted for SAR Unit splits, SAR Unit recapitalizations and similar changes declared from time to time by the Board in its sole discretion.

     bb. "Shares" means the shares of mutual funds or other such property identified and referenced in the Option Agreement, but may in no way be expanded to include units of any money market funds or other cash equivalents.

3. TERM OF PLAN. The Plan shall become effective on the date it is approved by the Board and adopted by the Company and shall continue in effect until terminated, at the sole discretion of the Board, pursuant to paragraph 15.

4. ELIGIBILITY. The Board will designate Participants eligible to receive and hold MAP Units and Options under the Plan from time to time in its sole discretion.

5. MAP UNITS AVAILABLE FOR AWARD. The aggregate number of MAP Units, including the relative number of underlying SAR units and DER units, available for Award shall be established from time to time by the Board in its sole discretion.


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6.   AWARD OF MAP UNITS. From time to time, the Board will declare an Award of MAP Units to designated Participants as of a Grant Date. Initially, each MAP Unit will represent one SAR and one DER. For each designated Participant, the Award of MAP Units will be subject to the terms of the MAP Agreement and evidenced by a Certificate. Awards will be subject to such additional terms and conditions as may be established from time to time by the Board. The MAP Agreement and accompanying Certificate will identify the number of MAP Units awarded (including, where necessary, the number of underlying SAR units and DER units), the SAR Unit Value at the Grant Date, the effective date of DER unit participation in Dividend Equivalents, and the Exercise Period. Authorized officers of the Company will execute MAP Agreements and issue Certificates on behalf of the Company upon instructions from the Board.

7. SAR AWARDS. The Award of MAP Units will involve a grant of SAR units to designated Participants by the Company and the holding and exercise of such SAR units by such Participants are subject to the following terms and conditions:

     a. PERIODIC REPORTING OF SAR UNIT VALUE AND SAR VALUE. The SAR Unit Value as of the Grant Date shall be determined and declared pursuant to a written Board policy and evidenced on the Certificate. Thereafter, SAR Unit Value will be established by the Board and reported annually in the Company's annual report to stockholders. The Company will periodically report to each Participant with respect to each Award the number of SAR units and the current SAR Value.

     b. EXERCISE. Participants holding a SAR may only exercise their right to receive payment of the SAR Value within 30 days immediately following termination or separation from the Company or upon lapse of the Exercise Period using such forms and in accordance with such procedures as may be established from time to time by the Company. The exercise is subject to the terms and conditions set forth in the MAP Agreement. Except as otherwise provided in the MAP Agreement, a SAR Award will be fully vested as of the Grant Date. Limitations regarding the number and timing of SAR exercises may be established from time to time by the Board in its sole discretion. All rights of a Participant under a SAR lapse as of the last day of the Exercise Period. After the close of the Exercise Period the SAR is canceled and any subsequent request to exercise the SAR is null and void.


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     c.   PAYMENT. The form and timing of payment of the SAR Value following the Exercise Date shall be determined by the Board in its sole discretion. Such form of payment may include, but is not limited to a lump sum cash payment or an Option under section 9 of the Plan below.

     d. COMPANY EXERCISE OF SAR. THE Company may unilaterally exercise SARs on behalf of certain SAR holders in accordance with the terms of a written policy established from time to time by the Board in its sole discretion.

     e.   CANCELLATION. Exercise of a Participant's SARs cancels the MAP
          Units.

8. DER AWARDS. The Award of MAP Units will involve the grant of DER by the Company and the holding and exercise of such DERs by designated Participants are subject to the following terms and conditions:

     a. DECLARATION OF DIVIDEND EQUIVALENTS. As of any Declaration Date, the Board may declare a Dividend Equivalent based on the financial performance and profitability of the Company. The Declaration Date will generally occur within ninety (90) days following the close of the Company's fiscal year, or at such other time as determined by the Board in its sole discretion.

     b. PAYMENT OF DIVIDEND EQUIVALENTS. On the Declaration Date, the Board in its sole discretion will declare the portion of the Dividend Equivalent, if any, to be paid in the form of a lump sum cash payment to holders of DERs. Such payment will be made only to DER holders of record as of such Declaration Date. Payments are made as determined by the Company on the Dividend Payment Date.

     c. OPTION GRANTS. The portion of the per DER unit Dividend Equivalent not otherwise declared as payable in the form of a cash payment by the Company, if any, will be declared by the Board as DER Unit Value subject to the Option under section 9 of the Plan below.

     d. CANCELLATION. Participant's DERs are canceled when their SARs are exercised in accordance with section 7.




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

9.   OPTION AWARDS

     a. SHARES SUBJECT TO THE PLAN. The aggregate number and type of Shares subject to Options will be fully described in each Option Agreement.

     b. ELIGIBILITY. The Board will name Participants eligible to receive Options under the Plan from time to time in its sole discretion.

     c. GRANT OF OPTIONS. The Board shall determine the number of Shares to be offered from time to time and grant Options under the Plan. The grant of Options shall be evidenced by written Option Agreements containing such terms and provisions as approved by the Board. Officers of the Company shall execute Option Agreements on behalf of the Company upon instructions from the Board.

     d. AMOUNT OF THE OPTION AWARD. The number of Shares granted under the Plan will be determined as follows:

          i) In the case of Options in connection with exercise of a SAR, the intrinsic value (the fair value less the exercise price) of the Shares determined as of the Option Grant Date will equal the SAR Value determined as of the SAR Exercise Date.

          ii) In the case of an Option grant in connection with the declaration of Dividend Equivalents, the intrinsic value of the Shares at the Option Grant Date will equal the DER Unit Value determined as of the Dividend Declaration Date.

     e. TIME OF GRANT OF OPTIONS. The Grant Date of an Option under the Plan shall, for all purposes. be the date on which the Board awards the Option, as evidenced by the execution of an Option Agreement.

     f. EXERCISE PRICE. The Option exercise price for each Share shall be expressed in each Option Agreement provided, however, the exercise price shall be not less than 25 percent of the fair market value of a Share on the date of grant of the Option. Fair market value on any day of reference shall be the closing price of the Share on such date, unless the Board, in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the closing price of the Share on any business day shall be (i) if the Share is listed or admitted for trading on any United States national securities exchange, the last reported sale price of Share on such exchange,


* THIS PLAN HAS BEEN PREPARED SOLELY FOR THE USE AND CONVENIENCE OF CLIENT'S
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

          as reported in any newspaper of general circulation, (ii) if the Share is not listed or admitted for trading on any United States national securities exchange, the average of the high and low sale prices of the Share for such a day reported on The Nasdaq SmallCap Market or a comparable consolidated transaction reporting system, or if no sales are reported for such day, such average for the most recent business day within five business days before such day which sales are reported, or (iii) if neither clause (i) or (ii) is applicable, the average between the lowest bid and highest asked quotations for the Share on such day as reported by The Nasdaq SmallCap Market or the National Quotation Bureau, Incorporated, if at least two securities dealers have inserted both bid and asked quotations for the Share on at least 5 of the 10 preceding business days.

     g. EXERCISE. Participants holding an Option may exercise their right to tender the Option price and receive the Shares at any time during the Exercise Period using such forms and in accordance with such procedures as may be established from time to time by the Company. The exercise is subject to the terms and conditions set forth in the Option Agreement. Except as otherwise provided in the Option Agreement, an Option Award will be fully vested and immediately exercisable as of the Grant Date. Limitations regarding the number and timing of Option exercises may be established from time to time by the Board in its sole discretion. All rights of a Participant under an Option lapse as of the last day of the Exercise Period. After the close of the Exercise Period the Option is canceled and any subsequent request to exercise the Option is null and void.

     h. OPTION FINANCING. Upon the exercise of any Option granted under the Plan, the Participant may instruct the Company to sell a number of Shares otherwise deliverable to the Participant and attributable to the exercise of the Option in order to pay the exercise price of the Option. The Board may, in its sole discretion, make financing available to the Participant to facilitate the exercise of the Option, subject to such terms as the Board may specify.

     i. SUBSTITUTION OF OPTION. If a Participant has been granted an Option to purchase Shares under an Option Agreement, then except as limited by the terms of the Option Agreement, the Participant may direct that the Option be converted into an Option to purchase other Shares as permitted by the Option Agreement. Such substitution shall only be allowed to the extent that, immediately following the substitution, the difference between the fair market value of the Shares subject to the substituted Option and the


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          exercise price of the substituted Option is no greater than the difference which existed immediately prior to the substitution between the fair market value of the Shares subject to the original Option and the exercise price of the original Option.

     j. COMPANY EXERCISE OF OPTION. The Company may unilaterally exercise one or more Options on behalf of the holder in accordance with the terms of a written policy established from time to time by the Board in its sole discretion.

     k. EMPLOYEE ELECTIONS. The Company in its sole discretion may request that Participants sign a special election as a condition of the Share grant.

10. WITHHOLDING OF TAXES. The Board may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Award including, but not limited to, the withholding of the payment of the SAR Value of all or any portion of such Awards until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, canceling any portion of such Awards in an amount sufficient to reimburse itself for the amount it is required to so withhold, or taking any other action reasonably required to satisfy the Company's withholding obligation.

11. MODIFICATION OF AWARD. Subject to section 15, the Board may, from time to time, modify, extend, or renew any outstanding Award, provided that such modification, extension, or renewal shall not impair the Award without the consent of the affected Participant.

12. FORFEITURE AND RIGHT OF OFFSET. The Board will establish policies from time to time regarding the forfeiture of Awards. Part or all of a Participant's Awards under the Plan may be forfeited by the Company in its sole discretion in the event:

     a. the Participant violates the Company's policy regarding non-competition;

     b. the Participant separates from service with the Company for Cause as determined by the Board in its sole discretion; and

     c. the Company exercises its right to hold or offset payments of Awards under the Plan in accordance with the applicable provisions of the


* THIS PLAN HAS BEEN PREPARED SOLELY FOR THE USE AND CONVENIENCE OF CLIENT'S LEGAL COUNSEL.

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          Participant's applicable employment or agent agreement with the
          Company.

     Forfeited, lapsed, or waived MAP Units or other Awards under the Plan revert to the Company.

13. ADMINISTRATION OF THE PLAN. The Board, in its sole discretion, will designate an officer of the Company to exercise discretionary power and control in the administration of the Plan. This authority includes the power:

     a. to interpret the Plan and ascribe one or more meanings to Plan terms where deemed necessary or appropriate in it sole discretion;

     b. to prescribe, amend and rescind procedures, protocols, forms, rules and other requirements relating to the day-to-day administration of the Plan;

     c. to engage service providers to assist in the administration of the Plan; and

     d. to make such other determinations in the exercise of such discretionary power and authority as may be necessary or advisable in the administration of the Plan.

14. RELATIONSHIP TO THE COMPANY. Nothing in the Plan or any accompanying document, including the MAP Agreement, Option Agreement, or Certificate shall give any Participant the right to continue in the service of the Company or affect the right of the Company to terminate such service relationship of any such person with or without Cause. Awards under the Plan do not affect any other commission or compensation plan of the Company.

15. AMENDMENT AND TERMINATION OF THE PLAN. The Board, in its sole discretion, may alter, suspend or discontinue the Plan at any time, in whole or in part without regard to past practice or policy and without notice to Participants. No alteration, suspension, or discontinuance shall impair the rights of any Participant except to the extent necessary to comply with any provision of federal or applicable state laws.

16. PAYMENTS ON ACCOUNT OF DEATH OR DISABILITY. In the event of the Participant's death or Disability at any time before the Exercise Date, the Exercise Period will end thirty (30) days after the last day of the month during which the date of death or Disability occurs, Company will make any cash payments due under the Plan to the Participant within thirty (30) days of the month of Disability, and the


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     personal representative of the Participant's estate in the event of death provided, however, that the Company in its sole discretion may delay payment until such time as a personal representative of the deceased's estate is appointed and qualified.

17. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Texas.

18. ASSIGNMENT AND TRANSFER. MAP Units and the right of the Participant or any other person to the payment of an Award under the Plan shall not be assigned, and shall not be subject in any manner to anticipation, alienation, sale, transfer, pledge, encumbrance, attachment, or garnishment by creditors of such Participant or other person claiming rights through the Participant; provided, however, that the Company may in its sole discretion permit the transfer of some or all of the Participant's rights under this Plan in connection with certain estate planning transactions of the Participant that are approved by the Company. Transfer may be conditioned on the Participant's agreement to enter into an indemnification agreement with the Company in a form and manner prescribed by the Company for all claims arising in connection with the transfer.

19. DISPUTES. The interpretations and construction of the Company shall be binding and conclusive on all persons and for all purposes. Any disagreements about such interpretations and construction shall be submitted to an arbitrator subject to the rules and procedures established by the American Arbitration Association, and the costs of arbitration shall be paid equally by the Company and the Participant. No officer of the Corporation or member of the Board shall be liable to any person for any action taken hereunder, except those actions undertaken with lack of good faith.

20. UNFUNDED OBLIGATION. The rights of the Participant, and any other person claiming through the Participant, shall solely be those of an unsecured general creditor of the Company. The Participant, and any person claiming through the Participant, shall only have the right to receive from the Company those payments as specified under the Plan. The Participant, and any other person claiming through the Participant, shall have no rights or interest whatsoever in any specific asset of the Employer except as set forth under section 9 of the Plan.

21. SEVERABILITY OF PROVISIONS. Should any provision of the Plan be determined to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if such provision had never been inserted herein.


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22.  RIGHTS AS A SHAREHOLDER. The MAP is not intended to confer any rights of a stockholder to any holder of MAP unit including, but not limited to, the right to vote any share of common stock or the right to receive dividends on shares of Company stock.

     IN WITNESS WHEREOF, Independent Research Agency for Life Insurance, Inc. has caused this Plan to be executed by its duly authorized officer effective as of July 1, 1998.

                                  INDEPENDENT RESEARCH AGENCY
                                  FOR LIFE INSURANCE, INC.

                                  By:
                                        ----------------------------------------
                                        Lamar C. Smith, Chief Executive Officer

                                  Date:
                                        ----------------------------------------











* THIS PLAN HAS BEEN PREPARED SOLELY FOR THE USE AND CONVENIENCE OF CLIENT'S LEGAL COUNSEL.

PREPARED: 06/26/98                                                            13